UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21982

Guggenheim Strategic Opportunities Fund
(Exact name of registrant as specified in charter)

2455 Corporate West Drive, Lisle, IL 60532
(Address of principal executive offices) (Zip code)

Kevin M. Robinson
2455 Corporate West Drive, Lisle, IL 60532
(Name and address of agent for service)
Registrant's telephone number, including area code: (630) 505-3700

Date of fiscal year end:  May 31

Date of reporting period:  November 30, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1.  Reports to Stockholders.

The registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Semiannual Report

November 30, 2011

(Unaudited)

Guggenheim Strategic Opportunities Fund

GOF

GUGGENHEIM

www.guggenheimfunds.com/gof

... your window to the LATEST,

most up-to-date information about the

Guggenheim Strategic Opportunities Fund

The shareholder report you are reading right now is just the beginning of the story. Online at www.guggenheimfunds.com/gof, you will find:

•	Daily, weekly and monthly data on share prices, net asset values, distributions and more

•	Portfolio overviews and performance analyses

•	Announcements, press releases and special notices

•	Fund and adviser contact information

Guggenheim Partners Asset Management, LLC and Guggenheim Funds Investment Advisors, LLC are continually updating and expanding shareholder information services on the Fund’s website, in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed, and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

2 l Semiannual Report l November 30, 2011

GOF l Guggenheim Strategic Opportunities Fund

Dear Shareholder l

We thank you for your investment in the Guggenheim Strategic Opportunities Fund (the “Fund”). This report covers the Fund’s performance for the semiannual fiscal period ended November 30, 2011.

The Fund’s investment objective is to maximize total return through a combination of current income and capital appreciation. The Fund seeks to achieve that objective by combining a credit-managed fixed-income portfolio with access to a diversified pool of alternative investments and equity strategies. The Fund pursues a relative value-based investment philosophy, which utilizes quantitative and qualitative analysis to seek to identify securities or spreads between securities that deviate from their perceived fair value and/or historical norms.

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the six-month period ended November 30, 2011, the Fund returned -3.46% on an NAV basis and -4.96% on a market price basis. The closing price of the Fund’s shares as of November 30, 2011, was $20.23, which represented a premium of 9.41% to the NAV of $18.49. The closing price of the Fund’s shares as of May 31, 2011, was $22.32, which represented a premium of 10.99% to the NAV of $20.11. The market value of the Fund’s shares fluctuates from time to time and it may be higher or lower than the Fund’s NAV.

Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”) serves as the Adviser to the Fund. Guggenheim Partners Asset Management, LLC (“GPAM” or the “Sub-Adviser”) serves as the Fund’s investment sub-adviser and is responsible for the management of the Fund’s portfolio of investments. Each of the Adviser and the Sub-Adviser is an affiliate of Guggenheim Partners, LLC (“Guggenheim”), a global diversified financial services firm with more than $125 billion in assets under management.

During the six-month period ended November 30, 2011, the Fund paid monthly dividends of $0.154 per share. The most recent dividend represents an annualized distribution rate of 9.13% based on the Fund’s last closing market price of $20.23 as of November 30, 2011.

We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 35 of the Fund’s semiannual report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the monthly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly-issued common shares at NAV, subject to an IRS limitation that the purchase price cannot be more than 5% below the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time. Since the Fund endeavors to maintain a stable monthly distribution, the DRIP effectively provides an income averaging technique, which causes shareholders to accumulate a larger number of Fund shares when the market price is depressed than when the price is higher.

To learn more about the Fund’s performance and investment strategy, we encourage you to read the Questions & Answers section of the report, which begins on page 5. You’ll find information on GPAM’s investment philosophy, views on the economy and market environment, and detailed information about the factors that impacted the Fund’s performance.

Semiannual Report l November 30, 2011 l 3

GOF l Guggenheim Strategic Opportunities Fund l Dear Shareholder continued

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at www.guggenheimfunds.com/gof.

Sincerely,

Kevin M. Robinson
Chief Executive Officer
Guggenheim Strategic Opportunities Fund

December 30, 2011

4 l Semiannual Report l November 30, 2011

GOF l Guggenheim Strategic Opportunities Fund

Questions & Answers l

Guggenheim Strategic Opportunities Fund (the “Fund”) is managed by a team of seasoned professionals at Guggenheim Partners Asset Management, LLC (“GPAM”). This team includes B. Scott Minerd, Chief Executive Officer and Chief Investment Officer; Anne Bookwalter Walsh, CFA, JD, Senior Managing Director; Michael Curcio, Senior Managing Director; and Kerim Engin, Ph. D., Managing Director & Director of Risk Management. In the following interview, the investment team discusses the market environment and the Fund’s performance for the semiannual fiscal period ended November 30, 2011.

Please describe the Fund’s objective and strategy.

The Fund’s investment objective is to seek to maximize total return through a combination of current income and capital appreciation. The Fund pursues a relative value-based investment philosophy, which utilizes quantitative and qualitative analysis to seek to identify securities or spreads between securities that deviate from their perceived fair value and/or historical norms. GPAM seeks to combine a credit-managed fixed-income portfolio with access to a diversified pool of alternative investments and equity strategies. There is no guarantee that the perceived fair value will be achieved.

The Fund seeks to achieve its investment objective by investing in a wide range of fixed income and other debt and senior equity securities (“income securities”) selected from a variety of sectors and credit qualities, including, but not limited to, corporate bonds, loans and loan participations, structured finance investments, U.S. government and agency securities, mezzanine and preferred securities and convertible securities, and in common stocks, limited liability company interests, trust certificates and other equity investments (“common equity securities”) that GPAM believes offer attractive yield and/or capital appreciation potential, including employing a strategy of writing (selling) covered call and put options on such equities. GPAM believes the volatility (risk) of the Fund can be reduced by diversifying the portfolio across a large number of sectors and securities, many of which historically have not been highly correlated to one another.

Under normal market conditions:

•	The Fund may invest up to 60% of its total assets in income securities rated below investment grade (commonly referred to as "junk bonds").

•
The Fund may invest up to 20% of its total assets in non-U.S. dollar-denominated fixed-income securities of corporate and governmental issuers located outside the U.S., including up to 10% of total assets in income securities of issuers located in emerging markets.

•	The Fund may invest up to 50% of its total assets in common equity securities consisting of common stock; and

·	The Fund may invest up to 30% of its total assets in investment funds that primarily hold (directly or indirectly) investments in which the Fund may invest directly and may invest up to 20% of the Fund’s total assets in investment funds that are registered as investment companies under the Investment Company Act of 1940, as amended (the “1940 Act”) to the extent permitted by applicable law and related interpretations of the staff of the U.S. Securities and Exchange Commission.

GPAM’s investment process is a collaborative effort between its Portfolio Construction Group, which utilizes tools such as a proprietary risk optimization model to determine allocation of assets among a variety of sectors, and its Sector Specialists, who are responsible for security selection within these sectors and for implementing securities transactions.

The Fund seeks to enhance the level of distributions by utilizing financial leverage through borrowings, reverse repurchase agreements or other forms of debt. As of November 30, 2011, the amount of leverage was approximately 30% of the Fund’s total assets.

Although the use of financial leverage by the Fund may create an opportunity for increased return for the common shares, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on securities purchased with the financial leverage proceeds are greater than the cost of the financial leverage, then the common shares’ return will be greater than if financial leverage had not been used. Conversely, if the income and gains from the securities purchased with the financial leverage is less than the cost of the financial leverage then the return on the common shares will be less than if financial leverage had not been used. There can be no assurance that a leveraging strategy will be implemented or that it will be successful during any period during which it is employed.

Please tell us about the market environment over the last six months.

The economy and securities markets, both in the U.S. and around the world, were affected by uncertainty on many fronts during the six-month period ended November 30, 2011. In late summer, there was an enormous flight to safety, driven by concerns about the banking system in Europe and sovereign debt of several nations. In early August, Standard & Poor’s (“S&P,” a leading rating agency) downgraded United States long-term debt to AA from AAA, stripping the U.S. of S&P’s safest credit rating. Investors, however, fled into U.S. Treasury securities,

Semiannual Report l November 30, 2011 l 5

GOF l Guggenheim Strategic Opportunities Fund l Questions & Answers continued

affirming the safety of U.S. debt. Concurrently, investors fled from credit risk as spreads widened materially in many fixed income sectors. Investors have since returned to assets that carry risk, as evidenced by the U.S. equity market rally in October and inflows into high-yielding assets.

For the six-month period ended November 30, 2011, most high quality fixed income securities provided positive returns, while returns from equities and riskier bonds were generally negative. The Standard & Poor’s 500 Index (the “S&P 500”), which is generally regarded as an indicator of the broad U.S. stock market, returned -6.25%, with pronounced weakness during the summer followed by some improvement near the end of the period. Most foreign markets were much weaker: the Morgan Stanley Capital International (“MSCI”) Europe-Australasia-Far East Index, which is comprised of approximately 1,100 companies in 20 developed countries in Europe and the Pacific Basin, returned -16.56%. The return of the MSCI Emerging Market Index, which measures market performance in global emerging markets, was -19.40%.

In the bond market, higher quality issues performed better than lower-rated bonds, as investors sought to avoid risk. The return of the Barclays Capital U.S. Aggregate Bond Index (the “Barclays Aggregate”), which is a proxy for the U.S. investment grade bond market, returned 3.54% for the period, while the Barclays Capital U.S. Corporate High Yield Index returned -3.53%. Reflecting the Federal Reserve’s continuing accommodative monetary policy, interest rates on short-term securities remained at their lowest levels in many years; the return of the Barclays Capital 1–3 Month U.S. Treasury Bill Index was 0.02% for the same period.

How did the Fund perform during this period?

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the six-month period ended November 30, 2011, the Fund returned -3.46% on an NAV basis and -4.96% on a market price basis. The closing price of the Fund’s shares as of November 30, 2011, was $20.23, which represented a premium of 9.41% to the NAV of $18.49. The closing price of the Fund’s shares as of May 31, 2011, was $22.32, which represented a premium of 10.99% to the NAV of $20.11. The market value of the Fund’s shares fluctuates from time to time and it may be higher or lower than the Fund’s NAV.

An important goal of the Fund is to provide stable, long-term returns in line with the broad equity market, but with less volatility. For the period from the Fund’s inception date of July 27, 2007, through November 30, 2011, the Fund’s NAV return on an annualized basis was 10.78%, compared with the annualized return of -1.75% for the S&P 500. Over this same period, the Fund’s annualized volatility has been approximately 8.79%. This compares with annualized volatility of 19.84% for the S&P 500 and 3.71% for the Barclays Aggregate over the same period. Since inception, on an annualized basis, the Fund has outperformed equities (as measured by the S&P 500) by 12.53 percentage points with less than half the volatility of equities. Volatility is measured by calculating the standard deviation of the percentage changes in the Fund’s daily NAV and then annualizing these percentage changes. The low historical volatility of the Fund’s NAV is attributable to its high level of diversification across many different fixed income asset classes.

During the six-month period ended November 30, 2011, the Fund paid monthly dividends of $0.154 per share. The most recent dividend represents an annualized distribution rate of 9.13% based on the Fund’s last closing market price of $20.23 as of November 30, 2011.

How was the Fund allocated among asset classes during this period, and how did these decisions affect performance?

This Fund was created to provide investors the potential to realize a level of return similar to that achieved by equities, but with less volatility. GPAM tracks a large number of equity and fixed income asset classes and, in constructing this portfolio, they seek to use investments that historically have had low correlations to one another. GPAM has attempted to optimize the portfolio by analyzing the historical returns generated by GPAM’s management team in each sector, the volatility of each sector and the correlations among the sectors. GPAM does this in an effort to reduce the risk of the portfolio while providing the potential for an attractive long-term return to their investors.

The portfolio shifted its asset allocation among various asset classes during this period as market conditions and risk premium varied. During the summer months, when there was considerable stress in the short-term interbank lending market, the Fund had increased its allocation to cash by taking gains in certain securities and being prudent with investment capital from cash flow. By late summer, GPAM had sold over $20 million of securities, mainly commercial mortgage-backed securities, to realize gains, reduce risk and reposition the portfolio into sectors that offered better relative value.

In August and September, GPAM took advantage of price weakness in credit risk categories such as high yield bonds and asset-backed securities. For the two-month period, the Fund invested approximately $26 million at expected weighted average yields in excess of 9%.

While existing positions in these categories hurt performance during this period of weakness, diversification in investment grade corporate, preferred stock, and fixed rate bonds helped

6 l Semiannual Report l November 30, 2011

GOF l Guggenheim Strategic Opportunities Fund l Questions & Answers continued

mitigate some unrealized losses. Fixed rate securities tend to benefit from a flight to safety as the spread widening is mitigated by the rally in the treasury market. Also positive for performance during this period was the cash flow from interest and from principal payments, which helped offset unrealized losses.

The Fund’s portfolio maintains significant diversity among asset classes. As of November 30, 2011, asset-backed securities were the largest category, representing approximately 34% of total investments. The asset-backed securities sector is highly diversified by collateral type, with a focus on hard assets, such as airplanes, corporate loans and transportation equipment. High yield corporate bonds represented approximately 22%, and investment grade corporate bonds represented approximately 12% of total investments. The remainder of the portfolio was allocated among several different asset classes.

The fixed income portion of the portfolio has a weighted average rating of BBB+ with a levered expected yield to maturity in the low teens. The current interest yield of approximately 9% on the Fund’s fixed income securities provides healthy cash flow on a monthly basis. Additionally, approximately 57% of the portfolio’s bond investments are floating rate, which helps mitigate future interest rate risk.

How did the Fund’s leverage affect performance during this period?

Since leverage adds to performance when the cost of leverage is less than the total return generated by investments, the use of leverage detracted from the Fund’s total return during this period of negative return. The purpose of leverage (borrowing) is to fund the purchase of additional securities that provide increased income and potentially greater appreciation to common shareholders than could be achieved from an unlevered portfolio. Leverage results in greater NAV volatility and entails more downside risk than an unleveraged portfolio.

As of November 30, 2011, the Fund’s leverage is approximately 30% of assets. GPAM employs leverage through three vehicles: reverse repurchase agreements, under which the Fund lends securities and receive in return cash which can be used for additional investments; a committed financing facility through BNP Paribas, a leading European bank; and the Troubled Asset-Backed Securities Loan Facility (“TALF”) loan program.

What is the current outlook for the markets and the Fund, and how is the Fund positioned for this outlook?

For some time GPAM has been more optimistic than many investment managers about the U.S. economy. Recent data, including favorable reports on retail sales, housing starts, durable goods orders and growth in gross domestic product, suggest improving economic momentum in the U.S. Continued problems in the banking system combined with concerns about sovereign debt of several European nations, indicate that a recession in Europe is likely, and world economic growth will be modest in the coming months. While some investment managers believe that economic stress in Europe will negatively impact the U.S. economy, GPAM believes that the effects are largely technical, causing swings in various markets but with little fundamental impact.

The Fund has benefitted from distressed selling of European securities. In recent months, the Fund has been able to purchase a diversified pool of U.S. dollar denominated assets at favorable prices. The sellers appear to be European banks that need to raise capital or reduce positions in assets that carry credit risk. GPAM believes that more such opportunities may become available in 2012 as global financial institutions continue to reduce risk and leverage.

Given the Fund’s mandate and its ability to invest across many asset classes, it has been very well suited to take advantage of the opportunities that have prevailed since the summer of 2007 when the Fund was launched. In the name of this Fund—Guggenheim Strategic Opportunities Fund—the key term is “opportunities.” The Fund was designed to invest across a broad array of sectors and securities, and to take advantage of the imbalances and dislocations that often exist in the financial markets. GPAM continues to believe that a portfolio that is highly diversified across many asset classes, such as those represented by the Fund, can be of great value to investors in a wide variety of market conditions.

Index Definitions

Indices are unmanaged and reflect no expenses. It is not possible to invest directly in an index.

The Standard & Poor’s 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The Barclays Capital U.S. Aggregate Bond Index represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The Barclays Capital U.S. Corporate High Yield Index is an unmanaged index of below investment grade bonds issued by U.S. corporations.

Barclays Capital U.S. Treasury Bill 1-3 Months Index tracks the performance of U.S. Treasury bills with a remaining maturity of one to three months. U.S. Treasury bills, which are short-term loans to the U.S. government, are full-faith-and-credit obligations of the U.S. Treasury and are generally regarded as being free of any risk of default.

Semiannual Report l November 30, 2011 l 7

GOF l Guggenheim Strategic Opportunities Fund l Questions & Answers continued

The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

The MSCI EAFE Index is a free float-adjusted market capitalization weighted index designed to reflect the movements of stock markets in developed countries of Europe and the Pacific Basin. The index is calculated in U.S. dollars and is constructed to represent about 60% of market capitalization in each country.

Risks and Other Considerations
The views expressed in this report reflect those of the portfolio managers only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value.

Below Investment-Grade Securities Risk: The Fund may invest in income securities rated below investment grade or, if unrated, determined by the Sub-Adviser to be of comparable credit quality, which are commonly referred to as “high-yield” or “junk” bonds. Investment in securities of below investment-grade quality involves substantial risk of loss. Income securities of below investment-grade quality are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default or decline in market value due to adverse economic and issuer-specific developments.

Senior and Second Lien Secured Loans Risk: The Fund’s investments in senior loans and second lien secured floating-rate loans are typically below investment grade and are considered speculative because of the credit risk of their issuers. The risks associated with senior loans of below investment-grade quality are similar to the risks of other lower-grade income securities. Second lien loans are second in right of payment to senior loans and therefore are subject to the additional risk that the cash flow of the borrower and any property securing the loan may be insufficient to meet scheduled payments after giving effect to the senior-secured obligations of the borrower. Second lien loans are expected to have greater price volatility and exposure to losses upon default than senior loans and may be less liquid.

Structured Finance Investments Risk: The Fund’s structured finance investments may include residential and commercial mortgage-related and asset-backed securities issued by governmental entities and private issuers, collateralized debt obligations and risk-linked securities. These securities entail considerable risk, including many of the risks described above (e.g., market risk, credit risk, interest rate risk and prepayment risk). The value of collateralized debt obligations also may change because of changes in the market’s perception of the underlying collateral of the pool, the creditworthiness of the servicing agent for or the originator of the pool, or the financial institution or entity providing credit support for the pool. Returns on risk-linked securities are dependent upon such events as property or casualty damages which may be caused by such catastrophic events as hurricanes or earthquakes or other unpredictable events.

Mezzanine Investments Risk: Mezzanine investments are subject to the same risks associated with investment in senior loans, second lien loans and other lower-grade income securities. Mezzanine investments are expected to have greater price volatility than senior loans and second lien loans and may be less liquid.

Preferred Stock Risk: Preferred stock is inherently more risky than the bonds and other debt instruments of the issuer, but typically less risky than its common stock. Preferred stocks may be significantly less liquid than many other securities, such as U.S. Government securities, corporate debt and common stock.

Convertible Securities Risk: As with all income securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities also tend to reflect the market price of the underlying stock in varying degrees, depending on the relationship of such market price to the conversion price in the terms of the convertible security.

Equity Risk: Common equity securities’ prices fluctuate for a number of reasons, including changes in investors’ perceptions of the financial condition of an issuer, the general condition of the relevant stock market, and broader domestic and international political and economic events.

Real Estate Securities Risk: Because of the Fund’s ability to invest in securities of companies in the real estate industry and to make indirect investments in real estate, it is subject to risks associated with the direct ownership of real estate, including declines in the value of real estate; general and local economic conditions; increased competition; and changes in interest rates. Because of the Fund’s ability to make indirect investments in natural resources and physical commodities, and in real property asset companies, the Fund is subject to risks associated with such real property assets, including supply and demand risk, depletion risk, regulatory risk and commodity pricing risk.

Personal Property Asset Company Risk: The Fund may invest in personal property asset companies such as special situation transportation assets. The risks of special situation transportation assets include cyclicality of supply and demand for transportation assets and risk of decline in the value of transportation assets and rental values. Private Securities Risk Private securities have additional risk considerations than with investments in comparable public investments.

Inflation/Deflation Risk: There is a risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money.

Dividend Risk: Dividends on common stock and other common equity securities which the Fund may hold are not fixed but are declared at the discretion of an issuer’s board of directors. There is no guarantee that the issuers of the common equity securities in which the Fund invests will declare dividends in the future or that, if declared, they will remain at current levels or increase over time.

Portfolio Turnover Risk: The Fund’s annual portfolio turnover rate may vary greatly from year to year. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in an increased realization of net short-term capital gains by the Fund which, when distributed to common shareholders, will be taxable as ordinary income. Additionally, in a declining market, portfolio turnover may create realized capital losses.

Derivatives Risk: The Fund may be exposed to certain additional risks should the Sub-Adviser use derivatives as a means to synthetically implement the Fund’s investment strategies. If the Fund enters into a derivative instrument whereby it agrees to receive the return of a security or financial instrument or a basket of securities or financial instruments, it will typically contract to receive such returns for a predetermined period of time. During such period, the Fund may not have the ability to increase or decrease its exposure. In addition, such customized derivative instruments will likely be highly illiquid, and it is possible that the Fund

8 l Semiannual Report l November 30, 2011

GOF l Guggenheim Strategic Opportunities Fund l Questions & Answers continued

will not be able to terminate such derivative instruments prior to their expiration date or that the penalties associated with such a termination might impact the Fund’s performance in a material adverse manner. Furthermore, derivative instruments typically contain provisions giving the counterparty the right to terminate the contract upon the occurrence of certain events. If a termination were to occur, the Fund’s return could be adversely affected as it would lose the benefit of the indirect exposure to the reference securities and it may incur significant termination expenses.

Foreign Securities and Emerging Markets Risk: Investing in foreign issuers may involve certain risks not typically associated with investing in securities of U.S. issuers due to increased exposure to foreign economic, political and legal developments, including favorable or unfavorable changes in currency exchange rates, exchange control regulations, expropriation or nationalization of assets, imposition of withholding taxes on payments and possible difficulty in obtaining and enforcing judgments against foreign entities. Furthermore, issuers of foreign securities and obligations are subject to different, often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. The securities and obligations of some foreign companies and foreign markets are less liquid and at times more volatile than comparable U.S. securities, obligations and markets. These risks may be more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one region and to the extent that the Fund invests in securities of issuers in emerging markets. Heightened risks of investing in emerging markets include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital.

Financial Leverage Risk: Although the use of Financial Leverage by the Fund may create an opportunity for increased after-tax total return for the Common Shares, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on securities purchased with Financial Leverage proceeds are greater than the cost of Financial Leverage, the Fund’s return will be greater than if Financial Leverage had not been used. Conversely, if the income or gains from the securities purchased with such proceeds does not cover the cost of Financial Leverage, the return to the Fund will be less than if Financial Leverage had not been used. Financial Leverage involves risks and special considerations for shareholders, including the likelihood of greater volatility of net asset value and market price of and dividends on the Common Shares than a comparable portfolio without leverage; the risk that fluctuations in interest rates on borrowings that the Fund must pay will reduce the return to the Common Shareholders; and the effect of Financial Leverage in a declining market, which is likely to cause a greater decline in the net asset value of the Common Shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Common Shares. There can be no assurance that a leveraging strategy will be implemented or that it will be successful during any period during which it is employed.

In addition to the risks described above, the Fund is also subject to: Income Securities Risk, Foreign Currency Risk, Risks Associated with the Fund’s Covered Call Option Strategy, Risks of Real Property Asset Companies, Private Securities Risk, Investment Funds Risk, Private Investment Funds Risk, Affiliated Investment Funds Risk, Synthetic Investments Risk, Inflation/Deflation Risk, Anti-Takeover Provisions, Market Discount Risk, and Current Developments Risks. Please see www.guggenheimfunds.com/gof for a more detailed discussion about Fund risks and considerations.

Semiannual Report l November 30, 2011 l 9

GOF l Guggenheim Strategic Opportunities Fund

Fund Summary l As of November 30, 2011 (unaudited)

Fund Statistics
Share Price	$20.23
Common Share Net Asset Value	$18.49
Premium/Discount to NAV	9.41%
Net Assets Applicable to Common Shares ($000)	$172,988

Total Returns
(Inception 7/27/07)	Market	NAV
Six Month	-4.96%	-3.46%
One Year	11.10%	6.25%
Three Year - average annual	41.43%	28.99%
Since Inception - average annual	12.41%	10.78%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.guggenheimfunds.com/gof. The investment return and principal value of an investment will fluctuate with changes in the market conditions and other factors so that an investor’s shares, when sold, may be worth more or less than their original cost. Investors should also be aware that these returns were primarily achieved during favorable market conditions and may not be sustainable.

% of Long-Term
Top Ten Holdings	Investments
Commercial Mortgage Pass-Through Certificates,
Series 2006-C7, Class A4	6.0%
SPDR S&P 500 ETF Trust	5.8%
Airplanes Pass-Through Trust, Series 2001-1A, Class A9	3.4%
PowerShares QQQ Trust, Series 1	2.1%
Lancer Finance Co. SPV Ltd. (British Virgin Islands)	1.7%
AWAS Aviation Capital Ltd. (Ireland)	1.5%
Eastland CLO Ltd., Series 2007-1A, Class A2B	1.5%
Attentus CDO Ltd., Series 2007-3A, Class A1B (Cayman Islands)	1.3%
Telos CLO Ltd., Series 2006-1A, Class A2 (Cayman Islands)	1.3%
Aviation Capital Group Trust, Series 2003-2A, Class B1	1.2%

Portfolio composition and holdings are subject to change daily. For more information, please visit www.guggenheimfunds.com/gof. The above summaries are provided for informational purposes only and should not be viewed as recommendations. Past performance does not guarantee future results.

10 l Semiannual Report l November 30, 2011

GOF l Guggenheim Strategic Opportunities Fund

Portfolio of Investments l November 30, 2011 (unaudited)

Principal					Optional Call
Amount	Description	Rating*	Coupon	Maturity	Provisions**	Value
	Total Long-Term Investments – 141.5%
	Corporate Bonds – 48.1%
	Advertising – 0.3%
$ 100,000	inVentiv Health, Inc.(a)	CCC+	10.00%	08/15/2018	08/15/14 @ 105	$ 94,750
400,000	MDC Partners, Inc. (Canada)(b)	B+	11.00%	11/01/2016	11/01/13 @ 106	426,000
						520,750
	Aerospace & Defense – 1.3%
1,450,000	Kratos Defense & Security Solutions, Inc.	B+	10.00%	06/01/2017	06/01/14 @ 105	1,460,875
700,000	Sequa Corp.(a)	CCC	11.75%	12/01/2015	12/01/12 @ 103	740,250
						2,201,125
	Airlines – 9.7%
1,304,548	Aircraft Certificate Owner Trust, Series 2003-1A, Class D(a)	BB	6.46%	09/20/2022	N/A	1,284,979
2,000,000	Aircraft Certificate Owner Trust, Series 2003-1A, Class E(a)	BB	7.00%	09/20/2022	N/A	1,730,000
1,141,036	America West Airlines 2001-1 Pass-Through Trust, Series 011G(b)	BB+	7.10%	04/02/2021	N/A	1,085,912
2,000,000	American Airlines Pass-Through Trust, Series 2011-2, Class A(b)	BBB-	8.63%	10/15/2021	N/A	1,920,000
1,054,164	Atlas Air 1998-1 Pass-Through Trust, Series 1998-1, Class A	NR	7.38%	01/02/2018	N/A	990,915
163,175	Atlas Air 1999-1 Pass-Through Trust, Series 1999-1, Class A-2	NR	6.88%	04/02/2014	N/A	150,121
474,737	Atlas Air 2000-1 Pass-Through Trust, Series 2000-1, Class A	NR	8.71%	01/02/2019	N/A	484,826
3,774,200	AWAS Aviation Capital Ltd. (Ireland)(a) (b)	BBB-	7.00%	10/15/2016	10/18/13 @ 104	3,774,200
273,520	Continental Airlines 2007-1 Pass-Through Trust, Series 071C	B	7.34%	04/19/2014	N/A	266,682
1,000,000	Delta Air Lines 2011-1 Pass-Through Trust, Class A(b)	A-	5.30%	04/15/2019	N/A	1,000,000
1,500,000	Delta Air Lines 2011-1 Pass-Through Trust, Class B(a)	BB	7.13%	10/15/2014	N/A	1,488,030
830,000	Global Aviation Holdings, Inc.(b)	B-	14.00%	08/15/2013	08/15/12 @ 111	705,500
1,778,684	United Airlines 2009-2A Pass-Through Trust, Series 2009-2(b)	BBB+	9.75%	01/15/2017	N/A	1,947,659
						16,828,824
	Auto Parts & Equipment – 0.1%
250,000	Exide Technologies	B	8.63%	02/01/2018	02/01/15 @ 104	200,000
	Banks – 6.3%
1,000,000	Agfirst Farm Credit Bank(a) (b) (c)	A	7.30%	–	01/05/12 @ 100	1,006,360
1,000,000	Bank of America NA, Series BKNT(b)	A-	5.30%	03/15/2017	N/A	877,464
1,200,000	Barclays Bank PLC (United Kingdom)(a) (c) (d)	BBB	6.86%	–	06/15/32 @ 100	780,000
1,200,000	BNP Paribas SA (France)(a) (b) (c) (d)	BBB+	7.20%	–	06/25/37 @ 100	804,000
350,000	Comerica Bank	A-	7.88%	09/15/2026	N/A	414,430
1,000,000	Fifth Third Bancorp(b)	BBB-	8.25%	03/01/2038	N/A	1,199,760
1,000,000	KeyCorp Capital III(b)	BB	7.75%	07/15/2029	N/A	1,002,178
1,250,000	Northgroup Preferred Capital Corp.(a) (b) (c) (d)	A	6.38%	–	10/15/17 @ 100	1,153,150
700,000	PNC Preferred Funding Trust III(a) (b) (c) (d)	BBB	8.70%	–	03/15/13 @ 100	712,173
500,000	Rabobank Nederland NV (Netherlands)(a) (b) (c) (d)	A	11.00%	–	06/30/19 @ 100	578,750
1,400,000	RBS Capital Trust II(c) (d)	C	6.43%	–	01/03/34 @ 100	728,000
650,000	Susquehanna Capital II(b)	BB-	11.00%	03/23/2040	03/23/15 @ 100	670,313
1,250,000	US AgBank FCB(a) (b) (c) (d)	A	6.11%	–	07/10/12 @ 100	879,250
						10,805,828
	Building Materials – 0.7%
1,750,000	Cemex SAB de CV (Mexico)(a)	B-	9.00%	01/11/2018	01/11/15 @ 105	1,268,750
	Commercial Services – 2.4%
334,000	Bankrate, Inc.(b)	BB-	11.75%	07/15/2015	07/15/13 @ 106	377,838
1,800,000	DynCorp International, Inc.	B-	10.38%	07/01/2017	07/01/14 @ 105	1,566,000

See notes to financial statements.

Semiannual Report l November 30, 2011 l 11

GOF l Guggenheim Strategic Opportunities Fund l Portfolio of Investments (unaudited) continued

Principal					Optional Call
Amount	Description	Rating*	Coupon	Maturity	Provisions**	Value
	Commercial Services (continued)
$ 250,000	Jaguar Holding Co. II / Jaguar Merger Sub, Inc.(a)	B3	9.50%	12/01/2019	12/01/14 @ 107	$ 251,250
2,050,000	NCO Group, Inc.	CCC-	11.88%	11/15/2014	11/15/12 @ 100	2,032,062
						4,227,150
	Computers – 1.2%
705,000	Compucom Systems, Inc.(a)	B	12.50%	10/01/2015	10/01/12 @ 103	719,100
950,000	iGate Corp.(a)	B+	9.00%	05/01/2016	05/01/14 @ 105	950,000
244,000	Stratus Technologies, Inc.(b)	B-	12.00%	03/29/2015	04/15/13 @ 112	218,380
100,000	Stream Global Services, Inc.	B+	11.25%	10/01/2014	10/01/12 @ 106	102,000
						1,989,480
	Distribution & Wholesale – 0.8%
370,000	Baker & Taylor, Inc.(a)	CCC+	11.50%	07/01/2013	07/01/13 @ 100	289,063
1,100,000	Intcomex, Inc.(b)	B-	13.25%	12/15/2014	12/15/12 @ 107	1,053,250
						1,342,313
	Diversified Financial Services – 5.2%
2,000,000	International Lease Finance Corp.(a) (b)	BBB-	7.13%	09/01/2018	N/A	2,040,000
4,160,962	Lancer Finance Co. SPV Ltd. (British Virgin Islands)(a) (b)	Baa3	5.85%	12/12/2016	N/A	4,039,834
1,200,000	QBE Capital Funding III Ltd. (Jersey)(a) (d)	BBB+	7.25%	05/24/2041	05/24/21 @ 100	1,056,185
2,000,000	Svensk Exportkredit AB (Sweden)(a) (b) (c)	A+	6.38%	–	03/27/12 @ 100	1,797,858
						8,933,877
	Electrical Components & Equipment – 0.7%
1,275,000	Coleman Cable, Inc.	B	9.00%	02/15/2018	02/15/14 @ 105	1,275,000
	Engineering & Construction – 1.4%
1,363,503	Alion Science and Technology Corp.(e)	B-	12.00%	11/01/2014	04/01/13 @ 105	1,233,970
2,000,000	Alion Science and Technology Corp.	CCC-	10.25%	02/01/2015	02/01/12 @ 103	1,190,000
						2,423,970
	Entertainment – 2.5%
701,000	Agua Caliente Band of Cahuilla Indians(a)	BB+	6.35%	10/01/2015	N/A	654,972
375,000	Diamond Resorts Corp. (a)	B-	12.00%	08/15/2018	08/15/14 @ 106	355,312
1,955,000	Lions Gate Entertainment, Inc.(a) (b)	B-	10.25%	11/01/2016	11/01/13 @ 105	1,950,113
700,000	River Rock Entertainment Authority(b) (f)	CCC	9.75%	12/22/2011	N/A	525,000
300,000	WMG Acquisition Corp.	BB-	9.50%	06/15/2016	06/15/13 @ 105	315,000
500,000	WMG Acquisition Corp.(a)	B-	11.50%	10/01/2018	10/01/14 @ 109	492,500
						4,292,897
	Food – 1.8%
500,000	BI-LO, LLC / BI-LO Finance Corp.(a)	B	9.25%	02/15/2019	02/15/15 @ 105	500,000
2,575,000	Bumble Bee Acquisition Corp.(a) (b)	B	9.00%	12/15/2017	12/15/14 @ 105	2,549,250
						3,049,250
	Forest Products & Paper – 0.1%
250,000	Verso Paper Holdings, LLC / Verso Paper, Inc.	B	8.75%	02/01/2019	02/01/15 @ 104	162,500
	Health Care Services – 0.8%
800,000	Apria Healthcare Group, Inc.(b)	BB+	11.25%	11/01/2014	11/01/12 @ 103	788,000
275,000	OnCure Holdings, Inc.	B	11.75%	05/15/2017	05/15/14 @ 106	237,875
312,333	Symbion, Inc.(g)	CCC+	11.00%	08/23/2015	08/23/12 @ 103	313,895
						1,339,770
	Household Products & Housewares – 0.6%
1,445,000	American Achievement Corp.(a)	B	10.88%	04/15/2016	10/15/13 @ 105	1,105,425

See notes to financial statements.

12 l Semiannual Report l November 30, 2011

GOF l Guggenheim Strategic Opportunities Fund l Portfolio of Investments (unaudited) continued

Principal					Optional Call
Amount	Description	Rating*	Coupon	Maturity	Provisions**	Value
	Housewares – 0.0%
$ 75,000	American Standards Americas(a)	B	10.75%	01/15/2016	01/15/13 @ 105	$ 49,500
	Insurance – 4.4%
1,000,000	Allstate Corp.(b) (d)	BBB	6.50%	05/15/2057	05/15/37 @ 100	890,000
1,000,000	American Financial Group, Inc.(b)	BBB+	9.88%	06/15/2019	N/A	1,152,083
1,000,000	AXA SA (France)(a) (c) (d)	BBB	6.38%	–	12/14/36 @ 100	660,000
800,000	Ironshore Holdings US, Inc.(a) (b)	BBB-	8.50%	05/15/2020	N/A	861,720
1,000,000	MetLife Capital Trust IV(a) (b)	BBB	7.88%	12/15/2037	12/15/32 @ 100	1,020,000
700,000	National Life Insurance Co.(a) (b)	BBB+	10.50%	09/15/2039	N/A	891,562
800,000	Penn Mutual Life Insurance Co.(a)	A	7.63%	06/15/2040	N/A	958,749
1,250,000	Progressive Corp.(b) (d)	A-	6.70%	06/15/2037	06/15/17 @ 100	1,256,500
						7,690,614
	Internet – 0.8%
1,510,000	GXS Worldwide, Inc.	B	9.75%	06/15/2015	06/15/12 @ 105	1,392,975
	Investment Companies – 0.5%
880,000	Offshore Group Investment Ltd. (Cayman Islands)	B-	11.50%	08/01/2015	02/01/13 @ 109	943,800
	Iron & Steel – 0.2%
240,000	Standard Steel, LLC/Standard Steel Finance Corp.(a)	B+	12.00%	05/01/2015	05/01/13 @ 106	275,400
	Media – 0.2%
500,000	DCP, LLC/DCP Corp.(a)	B+	10.75%	08/15/2015	08/15/13 @ 105	412,500
	Mining – 0.4%
1,025,000	Midwest Vanadium Pty Ltd. (Australia)(a)	B-	11.50%	02/15/2018	02/15/15 @ 106	738,000
	Packaging & Containers – 1.0%
1,575,000	Pregis Corp.	CCC	12.38%	10/15/2013	N/A	1,464,750
300,000	Pretium Packaging LLC / Pretium Finance, Inc.(a) (b)	B	11.50%	04/01/2016	04/01/14 @ 106	297,000
						1,761,750
	Retail – 1.6%
1,721,000	CKE Restaurants, Inc.(b)	B-	11.38%	07/15/2018	07/15/14 @ 106	1,832,865
850,000	Liz Claiborne, Inc.(a)	B-	10.50%	04/15/2019	04/15/14 @ 105	901,000
100,000	Roadhouse Financing, Inc.	B-	10.75%	10/15/2017	10/15/13 @ 108	99,000
						2,832,865
	Software – 0.3%
300,000	Lawson Software, Inc.(a)	B-	11.50%	07/15/2018	07/15/15 @ 106	285,750
400,000	Open Solutions, Inc.(a)	CCC+	9.75%	02/01/2015	02/01/12 @ 102	254,000
						539,750
	Telecommunications – 0.4%
400,000	Avaya, Inc.(a)	B	7.00%	04/01/2019	04/01/15 @ 104	358,000
300,000	CommScope, Inc.(a)	B	8.25%	01/15/2019	01/15/15 @ 104	289,500
						647,500
	Textiles – 0.1%
100,000	Empire Today LLC(a)	B-	11.38%	02/01/2017	02/01/14 @ 106	92,500
	Transportation – 2.3%
575,000	Commercial Barge Line Co.	B+	12.50%	07/15/2017	07/15/13 @ 106	609,500
1,050,000	Marquette Transportation Company/Marquette Transportion Finance Corp.	B-	10.88%	01/15/2017	01/15/13 @ 108	1,029,000
1,850,000	Quality Distribution, LLC/QD Capital Corp.	B-	9.88%	11/01/2018	11/01/14 @ 105	1,854,625
400,000	United Maritime Group, LLC/United Maritime Group Finance Corp.(b)	B	11.75%	06/15/2015	12/15/12 @ 106	404,000
						3,897,125

See notes to financial statements.

Semiannual Report l November 30, 2011 l 13

GOF l Guggenheim Strategic Opportunities Fund l Portfolio of Investments (unaudited) continued

Principal					Optional Call
Amount	Description	Rating*	Coupon	Maturity	Provisions**	Value
	Total Corporate Bonds – 48.1%
	(Cost $85,804,130)					$ 83,241,188
	Asset Backed Securities – 48.0%
	Automobile – 0.0%
$ 73,581	Bush Truck Leasing LLC, Series 2011-AA, Class C(a)	NR	5.00%	09/25/2018	N/A	73,393
	Collateralized Debt Obligations – 4.6%
1,057,349	Aspen Funding I Ltd., Series 2002-1A, Class A1L (Cayman Islands)(a) (h)	BBB-	0.99%	07/10/2037	N/A	939,729
169,959	Commodore CDO I Ltd., Series 1A, Class A (Cayman Islands)(a) (h)	BB+	1.04%	02/24/2034	N/A	155,479
767,898	Coronado CDO Ltd., Series 1A, Class A1 (Cayman Islands)(a) (h)	B	1.05%	09/04/2038	N/A	553,301
230,131	Diversified Asset Securitization Holdings II LP, Series 1X, Class A1L (Cayman Islands)(h)	A	0.84%	09/15/2035	N/A	199,664
955,773	Diversified Asset Securitization Holdings III, Series 1A, Class A2 (Cayman Islands)(a)	BB+	7.42%	07/05/2036	N/A	889,853
3,906,800	Duke Funding Ltd., Series 2003-5A, Class 1W (Cayman Islands)(a) (h)	Ca	0.99%	08/07/2033	N/A	1,875,264
569,357	Independence I CDO Ltd., Series 1A, Class A (Cayman Islands)(a) (h)	BB+	0.76%	12/30/2030	N/A	499,480
351,141	MWAM CBO Ltd., Series 2001-1A, Class A (Cayman Islands)(a) (h)	AA	0.98%	01/30/2031	N/A	327,836
375,090	Putnam Structured Product CDO, Series 2001-1A, Class A1 (Cayman Islands)(a) (h)	AA	1.01%	02/25/2032	N/A	347,791
1,135,479	Putnam Structured Product CDO, Series 2002-1A, Class A2 (Cayman Islands)(a) (h)	BB+	0.93%	01/10/2038	N/A	870,583
965,182	Putnam Structured Product CDO, Series 2003-A1LT, Class A1 (Cayman Islands)(a) (h)	B	0.70%	10/15/2038	N/A	804,885
262,527	Saturn Ventures Ltd., Series 2003-1A, Class A1 (Cayman Islands)(a) (h)	AA	0.93%	11/03/2038	N/A	241,588
390,659	Saybrook Point CBO Ltd., Series 2001-1A, Class A (Cayman Islands)(a) (h)	BB	0.99%	02/25/2031	N/A	332,083
						8,037,536
	Collateralized Loan Obligations – 22.2%
500,000	Alm Loan Funding, Series 2010-3A, Class C (Cayman Islands)(a) (h)	BBB	4.48%	11/20/2020	N/A	436,115
300,000	ARCC Commercial Loan Trust, Series 2006-1A, Class C(a) (h)	BB+	1.05%	12/20/2019	N/A	254,040
2,000,000	Black Diamond CLO Ltd., Series 2006-1A, Class B (Cayman Islands)(a) (b) (h)	A+	0.82%	04/29/2019	N/A	1,587,280
2,000,000	Black Diamond CLO Ltd., Series 2006-1A, Class C (Cayman Islands)(a) (h)	BBB+	1.12%	04/29/2019	N/A	1,431,440
2,501,724	Business Loan Express, Series 2006-AA, Class A(a) (h)	CCC+	0.49%	10/20/2038	N/A	1,614,605
766,282	Business Loan Express, Series 2007-AA, Class A(a) (h)	CCC+	0.65%	10/20/2040	05/20/20 @ 100	482,757
1,901,038	CapitalSource Commercial Loan Trust, Series 2006-2A, Class C(a) (b) (h)	A+	0.93%	09/20/2022	07/20/12 @ 100	1,790,494
750,000	CapitalSource Commercial Loan Trust, Series 2006-2A, Class D(a) (h)	B+	1.77%	09/20/2022	N/A	695,972
500,000	CapitalSource Commerical Loan Trust, Series 2006-2A, Class E(a) (h)	CCC-	2.75%	09/20/2022	N/A	459,814
1,000,000	Churchill Financial Cayman Ltd., Series 2007-1A, Class C (Cayman Islands)(a) (h)	A+	1.64%	07/10/2019	N/A	757,500
1,000,000	Churchill Financial Cayman Ltd., Series 2007-1A, Class D1 (Cayman Islands)(a) (h)	BBB+	2.99%	07/10/2019	N/A	681,650
1,000,000	Churchill Financial Cayman Ltd., Series 2007-1A, Class D2 (Cayman Islands)(a)	BBB+	8.37%	07/10/2019	N/A	929,900
250,000	Cratos CLO Ltd., Series 2007-1A, Class C (Cayman Islands)(a) (h)	AA-	1.58%	05/19/2021	N/A	185,815
500,000	DFR Middle Market CLO Ltd., Series 2007-1A, Class C(a) (h)	A	2.71%	07/20/2019	N/A	440,570
5,050,000	Eastland CLO Ltd., Series 2007-1A, Class A2B(a) (b) (h)	A+	0.76%	05/01/2022	N/A	3,649,332
500,000	Emporia Preferred Funding, Series 2005-1A, Class B1 (Cayman Islands)(a) (h)	AA-	0.94%	10/12/2018	N/A	406,675
1,250,000	Emporia Preferred Funding, Series 2005-1A, Class C (Cayman Islands)(a) (h)	A-	1.34%	10/12/2018	N/A	900,487
250,000	Emporia Preferred Funding, Series 2006-2A, Class B (Cayman Islands)(a) (h)	A+	0.90%	10/18/2018	N/A	192,500
500,000	FM Leveraged Capital Fund, Series 2005-1A, Class B (Cayman Islands)(a) (h)	AA	0.90%	08/01/2017	N/A	446,615
250,000	FM Leveraged Capital Fund, Series 2005-1A, Class C (Cayman Islands)(a) (h)	A	1.30%	08/01/2017	N/A	210,280
1,000,000	Friedbergmilstein Private Capital Fund, Series 2004-1A, Class B2 (Cayman Islands)(a) (b)	AA+	5.41%	01/15/2019	N/A	1,009,560
250,000	Gale Force CLO Ltd., Series 2007-3A, Class C (Cayman Islands)(a) (h)	BBB+	1.11%	04/19/2021	N/A	185,846
500,000	Genesis CLO Ltd., Series 2007-2A, Class D (Cayman Islands)(a) (h)	BBB	4.39%	01/10/2016	N/A	446,100
1,000,000	GSC Partners CDO Fund Ltd., Series 2006-7A, Class C (Cayman Islands)(a) (h)	A-	1.51%	05/25/2020	N/A	722,790
250,000	Halcyon Structured Asset Management Long/Short CLO Ltd., Series 2007-1A, Class C (Cayman Islands)(a) (h)	A+	1.28%	08/07/2021	N/A	185,068
250,000	Hewett’s Island CDO Ltd., Series 2006-5A, Class C (Cayman Islands)(a) (h)	BBB+	1.23%	12/05/2018	N/A	170,427

See notes to financial statements.

14 l Semiannual Report l November 30, 2011

GOF l Guggenheim Strategic Opportunities Fund l Portfolio of Investments (unaudited) continued

Principal					Optional Call
Amount	Description	Rating*	Coupon	Maturity	Provisions**	Value
	Collateralized Loan Obligations (continued)
$ 800,000	Katonah Ltd., Series 2006-9A, Class A3L (Cayman Islands)(a) (h)	BBB+	1.14%	01/25/2019	N/A	$ 554,768
500,000	Marathon CLO Ltd., Series 2005-2A, Class B (Cayman Islands)(a) (h)	BBB+	1.15%	12/20/2019	N/A	366,056
500,000	Marlborough Street CLO, Ltd., Series 2007-1A, Class C (Cayman Islands)(a) (h)	A	1.15%	04/18/2019	N/A	357,890
1,000,000	MC Funding Ltd. / MC Funding 2006-1, LLC, Series 2006-1A, Class C (Cayman Islands)(a) (h)	BBB+	1.30%	12/20/2020	N/A	745,310
800,000	Mountain View Funding CLO, Series 2007-3A, Class A2 (Cayman Islands)(a) (h)	AA	0.74%	04/16/2021	N/A	676,456
500,000	Navigator CDO Ltd., Series 2004-1A, Class B2 (Cayman Islands)(a)	A+	5.59%	01/14/2017	N/A	466,085
250,000	OFSI Fund Ltd., Series 2006-1X, Class C (Cayman Islands)(h)	A	1.20%	09/20/2019	N/A	165,313
300,000	Pacifica CDO Ltd., Series 2005-5X, Class B2 (Cayman Islands)	A-	5.81%	01/26/2020	N/A	261,573
1,500,000	Rosedale CLO Ltd., Series I-A, Class AIJ (Cayman Islands)(a) (b) (h)	AA	0.83%	07/24/2021	N/A	1,259,595
514,262	Sargas CLO II Ltd., Series 2006-1A, Class E (Cayman Islands)(a) (h)	B+	4.41%	10/20/2018	N/A	448,590
1,000,000	Standard Chartered PLC (United Kingdom)	NR	0.29%	01/09/2013	N/A	979,370
2,000,000	Stanfield Modena CLO Ltd., Series 2004-1A, Class C (Cayman Islands)(a) (b) (h)	A+	1.61%	09/22/2016	N/A	1,743,460
500,000	Start CLO Ltd., Series 2008-5X, Class C (Cayman Islands)(h)	NR	22.24%	01/09/2013	N/A	500,465
2,000,000	TCW Global Project Fund, Series 2004-1A, Class A1 (Cayman Islands)(a) (h)	AAA	1.30%	06/15/2016	N/A	1,727,500
2,000,000	TCW Global Project Fund, Series 2004-1A, Class B1 (Cayman Islands)(a) (h)	BBB	2.35%	06/15/2016	N/A	1,230,980
1,000,000	TCW Global Project Fund, Series 2005-1A, Class B2 (Cayman Islands)(a)	BB+	5.79%	09/01/2017	N/A	881,400
4,000,000	Telos CLO Ltd., Series 2006-1A, Class A2 (Cayman Islands)(a) (h)	AA+	0.79%	10/11/2021	N/A	3,206,600
2,500,000	Telos CLO Ltd., Series 2006-1A, Class B (Cayman Islands)(a) (h)	A+	0.88%	10/11/2021	N/A	1,942,425
1,000,000	Zohar CDO, Series 2007-3A, Class A2 (Cayman Islands)(a) (h)	BB+	0.90%	04/15/2019	N/A	573,450
						38,360,918
	Commercial Real Estate – 0.9%
2,000,000	Wrightwood Capital Real Estate CDO Ltd., Series 2005-1A, Class A1 (Cayman Islands)(a) (h)	BB	0.80%	11/21/2040	N/A	1,540,000
	Commercial Receivables – 0.5%
500,000	FCC Financing Subsidiary, LLC, Series 2010-1A, Class B(a) (h)	NR	13.00%	03/31/2017	N/A	540,550
400,000	Leaf II Receivables Funding, LLC, Series 2010-4, Class D(a)	NR	5.00%	01/20/2019	02/20/13 @ 100	362,360
						902,910
	Credit Cards – 2.0%
1,000,000	LCP Rights Trust, Series 2010-1, Class A	NR	14.55%	07/17/2017	N/A	998,153
290,323	LCP Rights Trust, Series 2010-1, Class C	NR	19.21%	07/17/2017	N/A	289,785
357,143	LCP Rights Trust, Series 2010-1, Class D	NR	14.55%	01/15/2016	N/A	356,712
750,000	LCP Rights Trust, Series 2010-1, Class F	NR	19.21%	01/15/2016	N/A	748,744
500,000	LCP Rights Trust, Series 2010-1, Class G	NR	11.71%	09/18/2018	N/A	497,312
200,000	LCP Rights Trust, Series 2010-1, Class H	NR	14.56%	09/18/2018	N/A	198,954
400,000	LCP Rights Trust, Series 2010-1, Class I	NR	18.29%	09/18/2018	N/A	397,979
						3,487,639
	Financial – 0.0%
32,577	Blue Falcon, Series A-2(a)	NR	3.24%	12/25/2016	N/A	32,201
	Insurance – 2.4%
1,547,781	321 Henderson Receivables I, LLC, Series 2007-3A, Class A(a) (b)	BBB+	6.15%	10/15/2048	08/15/35 @ 100	1,611,869
379,927	321 Henderson Receivables I, LLC, Series 2008-1A, Class A(a)	AA+	6.19%	01/15/2044	06/15/24 @ 100	406,522
500,000	321 Henderson Receivables I, LLC, Series 2008-1A, Class B(a) (b)	AA	8.37%	01/15/2046	02/15/28 @ 100	545,742
500,000	321 Henderson Receivables I, LLC, Series 2008-1A, Class C(a)	A	9.36%	01/15/2048	07/15/29 @ 100	568,476
500,000	321 Henderson Receivables I, LLC, Series 2008-1A, Class D(a)	BBB	10.81%	01/15/2050	05/15/31 @ 100	587,012
400,000	Insurance Note Capital Term, Series 1005-1R1A(a) (h)	A	0.57%	06/09/2033	N/A	341,584
						4,061,205

See notes to financial statements.

Semiannual Report l November 30, 2011 l 15

GOF l Guggenheim Strategic Opportunities Fund l Portfolio of Investments (unaudited) continued

Principal					Optional Call
Amount	Description	Rating*	Coupon	Maturity	Provisions**	Value
	Other ABS – 0.8%
$ 1,449,894	Glenn Pool Oil & Gas Trust	NR	6.00%	08/02/2021	N/A	$ 1,430,219
	Student Loans – 0.2%
202,567	MRU Student Loan Trust, Series 2008-1A, Class C(a) (h)	B-	7.92%	01/25/2041	N/A	29,372
317,293	MRU Student Loan Trust, Series 2008-A, Class A1A(a)	BBB	7.40%	01/25/2041	N/A	220,090
202,567	MRU Student Loan Trust, Series 2008-A, Class B(a) (h)	BB	5.92%	01/25/2041	N/A	36,969
						286,431
	Timeshare – 1.4%
1,534,108	Diamond Resorts Owner Trust, Series 2009-1, Class A(a) (b)	A	9.31%	03/20/2026	11/20/13 @ 100	1,626,041
358,042	Silverleaf Finance, LLC, Series 2010-A, Class B(a)	BBB	8.00%	07/15/2022	09/15/15 @ 100	347,740
470,420	Silverleaf Finance, LLC, Series 2011-A, Class A(a)	NR	9.00%	06/15/2023	N/A	443,780
						2,417,561
	Transportation – 7.7%
13,272,664	Airplanes Pass-Through Trust, Series 2001-1A, Class A9(b) (h)	CCC	0.80%	03/15/2019	N/A	8,429,108
924,210	Aviation Capital Group Trust, Series 2000-1A, Class A1(a) (h)	B-	0.73%	11/15/2025	N/A	510,626
4,091,000	Aviation Capital Group Trust, Series 2003-2A, Class B1(a) (h)	BBB	3.25%	09/20/2033	N/A	3,037,568
664,009	Blade Engine Securitization Ltd., Series 2006-1A, Class B (Cayman Islands)(a) (h)	BBB+	3.25%	09/15/2041	N/A	552,728
53,376	Helios Finance LP, Series 2007-S1, Class B1 (Cayman Islands)(a) (h)	BBB	0.95%	10/20/2014	N/A	53,212
19,408	Lease Investment Flight Trust, Series 1, Class A3(h)	B+	0.68%	07/15/2016	N/A	19,408
720,881	Vega Containervessel PLC, Series 2006-1A, Class A (Ireland)(a) (b)	Ba3	5.56%	02/10/2021	N/A	677,628
						13,280,278
	Trust Preferred Stocks – 1.9%
6,000,000	Attentus CDO Ltd., Series 2007-3A, Class A1B (Cayman Islands)(a) (h)	AA+	0.65%	10/11/2042	N/A	3,293,400
	Whole Business – 3.4%
500,000	Adams Outdoor Advertising LP, Series 2010-1, Class B(a) (b)	Ba2	8.84%	12/20/2040	N/A	521,191
1,100,000	Adams Outdoor Advertising LP, Series 2010-1, Class C(a) (b)	B3	10.76%	12/20/2040	N/A	1,156,190
1,464,205	Cajun Global LLC, Series 2011-1A, Class A2(a) (b)	BBB	5.96%	02/20/2041	N/A	1,492,244
600,000	NuCO2 Funding, LLC, Series 2008-1A, Class A1(a)	Baa2	7.25%	06/25/2038	N/A	616,338
1,970,000	Sonic Capital LLC, Series 2011-1A, Class A2(a) (b)	BBB	5.44%	05/20/2041	N/A	2,008,809
						5,794,772
	Total Asset Backed Securities – 48.0%
	(Cost $81,438,556)					82,998,463
	Collateralized Mortgage Obligations – 19.3%
	Commercial Mortgage Backed Securities – Military Housing – 1.0%
1,000,000	Hampton Roads PPV, LLC(a) (b)	Ba2	6.07%	12/15/2041	N/A	851,270
1,000,000	Hampton Roads PPV, LLC(a) (b)	Ba2	6.17%	06/15/2053	N/A	840,400
						1,691,670
	Commercial Mortgage Backed Securities – Non-Traditional – 0.4%
750,000	Timberstar Trust, Series 2006-1A, Class C(a) (b)	A	5.88%	10/15/2036	N/A	761,976
	Commercial Mortgage Backed Securities – Traditional – 14.8%
500,000	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2003-2, Class G(a) (h)	BBB-	5.51%	03/11/2041	N/A	436,088
1,000,000	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2004-5, Class B(b) (h)	AA+	5.06%	11/10/2041	N/A	1,015,613
500,000	Citigroup Commercial Mortgage Trust, Series 2004-C2, Class E(a) (h)	BBB+	5.02%	10/15/2041	N/A	404,795
1,200,000	Citigroup Commercial Mortgage Trust, Series 2007-C6, Class AM(b) (h)	BBB+	5.89%	12/10/2049	N/A	1,139,249
13,500,000	Commercial Mortgage Pass-Through Certificates, Series 2006-C7, Class A4(h) (i)	AAA	5.94%	06/10/2046	N/A	14,801,603
1,000,000	Commercial Mortgage Pass-Through Certificates, Series 2006-C7, Class AM(b) (h)	BBB+	5.97%	06/10/2046	N/A	988,428
1,000,000	Commercial Mortgage Pass-Through Certificates, Series 2006-CN2A, Class F(a) (b) (h)	CCC+	5.76%	02/05/2019	N/A	943,199

See notes to financial statements.

16 l Semiannual Report l November 30, 2011

GOF l Guggenheim Strategic Opportunities Fund l Portfolio of Investments (unaudited) continued

Principal					Optional Call
Amount	Description	Rating*	Coupon	Maturity	Provisions**	Value
	Commercial Mortgage Backed Securities – Traditional (continued)
$ 1,500,000	Credit Suisse Mortgage Capital Certificates, Series 2006-C3, Class AM(b) (h)	BBB-	6.01%	06/15/2038	N/A	$ 1,463,163
2,600,000	JP Morgan Chase Commercial Mortgage Securities Corp., Series 2007-LD11, Class AM(b) (h)	BB	6.00%	06/15/2049	N/A	2,105,550
200,000	Morgan Stanley Capital I, Series 2005-IQ9, Class C	A-	4.91%	07/15/2056	N/A	161,028
1,000,000	Morgan Stanley Capital I, Series 2006-HQ10, Class AM(b)	Aa2	5.36%	11/12/2041	N/A	973,414
1,250,000	Morgan Stanley Capital I, Series 2006-IQ12, Class AM(b)	BBB	5.37%	12/15/2043	N/A	1,204,905
						25,637,035
	Residential Mortgage Backed Securities – 3.1%
765,652	Asset Backed Funding Certificates, Series 2005-AQ1, Class A6(b) (j)	AA-	4.78%	06/25/2035	05/25/21 @ 100	733,949
3,080,917	Countrywide Home Equity Loan Trust, Series 2004-S, Class 1A(b) (h)	CCC	0.49%	02/15/2030	N/A	1,872,556
93,009	Deutsche ALT-A Securities, Inc. Alternate Loan Trust, Series 2006-AB4, Class A1A(h)	D	6.01%	10/25/2036	12/25/20 @ 100	50,493
467,456	GSAA Trust, Series 2007-5, Class 1F2A(b) (h)	CCC	5.79%	03/25/2047	01/25/23 @ 100	325,204
703,275	IndyMac Index Mortgage Loan Trust, Series 2006-AR9, Class 3A1(h)	CCC	5.11%	06/25/2036	07/25/18 @ 100	574,019
314,558	New Century Home Equity Loan Trust, Series 2004-A, Class AII9(h)	B	5.17%	08/25/2034	01/25/23 @ 100	296,760
998,664	TBW Mortgage Backed Pass-Through Certificates, Series 2006-6, Class A3(j)	D	5.75%	01/25/2037	04/25/17 @ 100	474,498
2,305,286	TBW Mortgage Backed Pass-Through Certificates, Series 2006-6, Class A5B(j)	D	6.04%	01/25/2037	04/25/17 @ 100	1,024,622
						5,352,101
	Total Collateralized Mortgage Obligations – 19.3%
	(Cost $32,287,300)					33,442,782
	Term Loans – 4.3%(k)
	Consumer Products – 0.1%
149,625	Targus Group International, Inc.(h)	B	11.00%	05/25/2016	N/A	141,770
	Gaming – 1.1%
1,800,000	MGM Mirage, Inc.(h)	Ba3	7.00%	02/21/2014	N/A	1,753,398
100,000	Rock Ohio Caesars LLC(h)	BB-	8.50%	08/11/2017	N/A	100,250
						1,853,648
	Other – 1.6%
1,379,436	Bushnell Performance Optics(h)	BB-	4.62%	08/24/2013	N/A	1,300,408
283,064	Clientlogic Corp.(h)	B+	5.89%	01/30/2014	N/A	268,911
957,517	Mattress Holding Corp.(h)	B	2.62%	10/23/2014	N/A	918,019
300,000	Sirva Worldwide, Inc.(h)	B	10.75%	03/17/2017	N/A	303,000
						2,790,338
	Retail – 0.3%
515,750	Deb Store Holdings(h) (n)	B-	12.50%	10/11/2016	N/A	515,750
	Technology – 1.2%
99,456	API Technologies Corp.(h)	BB-	7.75%	06/27/2016	N/A	95,975
1,000,000	Infor Global Solutions(h)	Caa2	6.51%	03/02/2014	N/A	821,500
1,247,250	Lawson Software(h)	B+	6.75%	07/05/2017	N/A	1,220,746
						2,138,221
	Transportation – 0.0%
35,249	Carey International, Inc.(h)	Caa3	9.00%	01/25/2014	N/A	14,100
	Total Term Loans – 4.3%
	(Cost $7,603,393)					7,453,827

See notes to financial statements.

Semiannual Report l November 30, 2011 l 17

GOF l Guggenheim Strategic Opportunities Fund l Portfolio of Investments (unaudited) continued

Number
of Shares	Description	Rating*	Coupon	Maturity	Value
	Common Stock – 0.1%
9,389	Deb Store Holdings LLC(l) (n)				$ 125,069
	(Cost $125,069)
	Preferred Stocks – 3.0%
	Banks – 1.2%
40,000	BB&T Capital Trust VI(b)	BBB	9.60%		1,046,800
50,000	Deutsche Bank Capital Funding Trust VIII	BBB+	6.38%		966,500
					2,013,300
	Diversified Financial Services – 0.3%
500	Falcons Funding Trust I(a) (h)	NR	8.88%		522,063
	Insurance – 0.3%
20,000	Aegon NV (Netherlands)(b)	BBB	6.38%		396,000
3,800	ING Groep NV (Netherlands)(b)	B	7.05%		67,906
					463,906
	Telecommunications – 0.6%
1,000	Centaur Funding Corp. (Cayman Islands)(a) (b)	Baa2	9.08%		1,113,750
	Transportation – 0.6%
40,000	Seaspan Corp., Series C (Marshall Islands)	NR	9.50%		1,058,000
	Total Preferred Stocks – 3.0%
	(Cost $5,149,813)				5,171,019
	Exchange Traded Funds – 18.6%
44,900	Consumer Discretionary Select Sector SPDR Fund(b) (m)				1,739,426
136,500	Financial Select Sector SPDR Fund(b) (m)				1,748,565
43,200	Industrial Select Sector SPDR Fund(b) (m)				1,464,048
91,700	PowerShares QQQ Trust, Series 1(b) (m)				5,173,714
21,000	ProShares Ultra QQQ(b) (m)				1,739,010
19,500	ProShares Ultra S&P500(b) (m)				893,295
113,600	SPDR S&P 500 ETF Trust(b) (m)				14,212,496
10,900	SPDR S&P MidCap 400 ETF Trust(b) (m)				1,755,009
33,200	SPDR S&P Retail ETF(b) (m)				1,722,416
49,100	Utilities Select Sector SPDR Fund(b) (m)				1,728,811
	(Cost $31,239,795)				32,176,790
	Exchange Traded Notes – 0.1%
	Equity Fund – 0.1%
2,200	iPATH S&P 500 VIX MID-Term Futures ETN(b) (m)
	(Cost $137,102)				144,276
	Warrants – 0.0%
1,050	Alion Science and Technology Corp.(l)			03/15/2017	–
	(Cost $11)
	Total Long-Term Investments – 141.5%
	(Cost $243,785,169)				244,753,414

See notes to financial statements.

18 l Semiannual Report l November 30, 2011

GOF l Guggenheim Strategic Opportunities Fund l Portfolio of Investments (unaudited) continued

Number
of Shares	Description	Value
	Total Short-Term Investments – 1.5%
	Money Market – 1.5%
2,565,655	Dreyfus Treasury Prime Cash Management Institutional Shares	$ 2,565,655
	(Cost $2,565,655)
	Total Investments – 143.0%
	(Cost $246,350,824)	247,319,069
	Other Assets in Excess of Liabilities – 1.9%	3,371,072
	Total Value of Options Written – (0.5%) (Premiums received – $837,327)	(811,527)
	Borrowings – (17.3%)	(29,898,955)
	Reverse Repurchase Agreements – (21.0%)	(36,372,332)
	TALF Loan – (6.1%)	(10,618,934)
	Net Assets – 100.0%	$ 172,988,393

AB - Stock Company
CBO - Collateralized Bond Obligation
CDO - Collateralized Debt Obligation
CLO - Collateralized Loan Obligation
FCB - Farmers Credit Bureau
LLC - Limited Liability Company
LP - Limited Partnership
N/A- Not Applicable
NV - Publicly Traded Company
PLC - Public Limited Company
Pty - Propriety
SA - Corporation
S&P - Standard & Poor’s
SAB de CV - Publicly Traded Company
SPV - Special Purpose Vehicle

*
Ratings shown are per Standard & Poor’s, Moody’s or Fitch. Securities classified as NR are not rated. (For securities not rated by Standard & Poor’s Rating Group, the rating by Moody’s Investor Services, Inc. is provided. Likewise, for securities not rated by Standard & Poor’s Rating Group and Moody’s Investor Services, Inc., the rating by Fitch Ratings is provided.) All ratings are unaudited. The ratings apply to the credit worthiness of the issuers of the underlying securities and not to the Fund or its shares.

**	Date and price of the earliest optional call or put provision. There may be other call provisions at varying prices at later dates.
(a)
Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2011, these securities amounted to $116,789,930, which represents 67.5% of net assets.

(b)
All or a portion of these securities have been physically segregated in connection with borrowings, reverse repurchase agreements, and unfunded commitments. As of November 30, 2011, the total amount segregated was $121,536,893.

(c)	Perpetual maturity.
(d)	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.
(e)
The issuer of this security will accrue interest on the secured note at a rate of 12% per annum and will make interest payments as follows: (1) 10% in cash and (2) 2% payment-in-kind shares of the secured note.

(f)	Non-income producing as security is in default.
(g)
The issuer of this security may elect to pay interest entirely in cash, entirely payment-in-kind by increasing the principal amount or issuing new notes equal to such payment in kind interest, or pay 50% of the interest in cash and 50% payment-in-kind.

(h)	Floating or variable rate coupon. The rate shown is as of November 30, 2011.
(i)
All or a portion of this security was acquired, and has been physically segregated in connection with the Fund’s participation in the Term Asset-Backed Securities Loan Facility program (the “TALF program”) operated by the Federal Reserve Bank of New York. As of November 30, 2011, the total amount physically segregated was $14,801,603. See notes to financial statements.

(j)	Security is a “Step-up” bond where the coupon increases or steps up at a predetermined date. The rate shown reflects the rate in effect at he end of the reporting period.
(k)
Term loans held by the Fund have a variable interest rate feature which is periodically adjusted based on an underlying interest rate benchmark. In addition, term loans may include mandatory and/or optional prepayment terms. As a result, the actual maturity dates of the loan may be different than the amounts disclosed in the portfolio of investments. Term loans may be considered restricted in that the Fund may be contractually obligated to secure approval from the Agent Bank and/or Borrower prior to the sale or disposition of the loan.

(l)	Non-income producing security.
(m)	All or a portion of this security position is segregated as collateral for written options.
(n)
Security is valued in accordance with Fair Valuation procedures established in good faith by the Board of Trustees and is based, in part on significant unobservable inputs. The total market value of such securities is $640,819 which represents 0.4% of net assets.

See notes to financial statements.

Semiannual Report l November 30, 2011 l 19

GOF l Guggenheim Strategic Opportunities Fund l Portfolio of Investments (unaudited) continued

Contracts
(100 shares		Expiration	Exercise
per contract)	Options Written (l)	Month	Price	Value
	Call Options Written - (0.5%)
449	Consumer Discretionary Select Sector SPDR Fund	December 2011	$ 38.00	$ (56,799)
1,365	Financial Select Sector SPDR Fund	December 2011	13.00	(38,902)
432	Industrial Select Sector SPDR Fund	December 2011	34.00	(27,864)
22	iPATH S&P 500 VIX Mid-Term Futures ETN	December 2011	66.00	(6,270)
917	Powershares QQQ Trust, Series 1	December 2011	56.00	(128,380)
210	ProShares Ultra QQQ	December 2011	81.00	(92,925)
195	ProShares Ultra S&P500	December 2011	45.00	(42,315)
1,136	SPDR S&P 500 ETF Trust	December 2011	125.00	(281,728)
109	SPDR S&P MidCap 400 ETF Trust	December 2011	157.00	(66,490)
332	SPDR S&P Retail ETF	December 2011	52.00	(44,322)
491	Utilities Select Sector SPDR Fund	December 2011	35.00	(25,532)
	Total Value of Options Written			$ (811,527)
	(Premiums received $837,327)

See notes to financial statements.

20 l Semiannual Report l November 30, 2011

GOF l Guggenheim Strategic Opportunities Fund

Statement of Assets and Liabilities l November 30, 2011 (unaudited)

Assets
Investments in securities, at value (cost $246,350,824)	$247,319,069
Interest receivable	2,443,678
Securities sold receivable	1,314,789
Cash	1,413,670
Restricted cash	280,000
Unrealized appreciation on swaps	102,101
Dividends receivable	9,392
Other assets	92,317
Total assets	252,975,016
Liabilities
Reverse repurchase agreements	36,372,332
Borrowings	29,898,955
Payable on TALF Loan	10,618,934
Payable for securities purchased	1,706,549
Options written, at value (premiums received of $837,327)	811,527
Advisory fee payable	204,722
Unrealized depreciation on unfunded commitments	112,224
Interest due on borrowings	85,205
Administration fee payable	5,309
Accrued expenses and other liabilities	170,866
Total liabilities	79,986,623
Net Assets	$172,988,393
Composition of Net Assets
Common stock, $.01 par value per share; unlimited number of shares authorized, 9,354,186 shares issued and outstanding	$93,542
Additional paid-in capital	170,067,796
Accumulated net realized gain on investments, options, futures and swaps	720,144
Accumulated net unrealized appreciation on investments, options, swaps and unfunded commitments	983,923
Accumulated undistributed net investment income	1,122,988
Net Assets	$172,988,393
Net Asset Value (based on 9,354,186 common shares outstanding)	$18.49

See notes to financial statements.

Semiannual Report l November 30, 2011 l 21

GOF l Guggenheim Strategic Opportunities Fund

Statement of Operations l For the Six Months Ended November 30, 2011 (unaudited)

Investment Income
Interest	$10,819,071
Dividends	345,991
Total income		$11,165,062
Expenses
Investment advisory fee	1,266,226
Interest expense	734,187
Professional fees	77,533
Fund accounting fee	62,670
Printing expense	41,013
Trustees’ fees and expenses	33,430
Administration fee	32,825
Custodian fee	31,586
Line of credit fee	15,829
NYSE listing fee	10,917
Transfer agent fee	10,203
Insurance	8,941
Miscellaneous	8,996
Total expenses		2,334,356
Net investment income		8,830,706
Realized and Unrealized Gain (Loss) on Investments, Options, Swaps and Unfunded Commitments
Net realized gain (loss) on:
Investments		(2,790,417)
Options		2,085,067
Swaps		716,452
Net change in unrealized appreciation (depreciation) on:
Investments		(14,452,850)
Options		50,571
Swaps		(831,134)
Unfunded commitments		(35,411)
Net Realized and Unrealized Loss on Investments, Options, Swaps and Unfunded Commitments		(15,257,722)
Net Decrease in Net Assets Resulting from Operations		$(6,427,016)

See notes to financial statements.

22 l Semiannual Report l November 30, 2011

GOF l Guggenheim Strategic Opportunities Fund

Statement of Changes in Net Assets l

	For the
	Six Months Ended	For the
	November 30, 2011	Year Ended
	(unaudited)	May 31, 2011
Increase (Decrease) in Net Assets from Operations
Net investment income	$8,830,706	$17,957,705
Net realized gain on investments, options and swaps	11,102	9,225,948
Net change in unrealized appreciation (depreciation) on investments, options, swaps and
unfunded commitments	(15,268,824)	13,766,704
Net increase (decrease) in net assets resulting from operations	(6,427,016)	40,950,357
Distributions to Common Shareholders
From net investment income	(8,625,458)	(17,370,509)
Capital Share Transactions
Reinvestment of dividends	708,064	1,969,567
Net increase from capital share transactions	708,064	1,969,567
Total increase (decrease) in net assets	(14,344,410)	25,549,415
Net Assets
Beginning of period	187,332,803	161,783,388
End of period (including accumulated undistributed net investment income of $1,122,988
and $917,740, respectively)	$172,988,393	$187,332,803

See notes to financial statements.

Semiannual Report l November 30, 2011 l 23

GOF l Guggenheim Strategic Opportunities Fund

Statement of Cash Flows l For the Six Months Ended November 30, 2011 (unaudited)

Cash Flows from Operating Activities:
Net decrease in net assets resulting from operations	$(6,427,016)
Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to
Net Cash Provided by Operating and Investing Activities:
Net unrealized depreciation on investments	14,452,850
Net unrealized appreciation on options	(50,571)
Net unrealized depreciation on swaps	831,134
Net unrealized depreciation on unfunded commitments	35,411
Net realized loss on investments	2,790,417
Net realized gain on options	(2,085,067)
Net accretion of bond discount and amortization of bond premium	(2,597,306)
Paydowns received	(1,817,193)
Purchase of long-term investments	(105,828,756)
Cost of written options closed	(1,954,616)
Premiums received on call options written	4,519,673
Proceeds from sale of long-term investments	107,636,362
Net sales of short-term investments	2,347,598
Increase in dividends receivable	(1,195)
Increase in interest receivable	(254,487)
Decrease in securities sold receivable	1,436,430
Decrease in other assets	93,384
Decrease in payable for securities purchased	(1,664,469)
Decrease in interest due on borrowings	(13,435)
Decrease in advisory fee payable	(21,454)
Decrease in administration fee payable	(488)
Decrease in accrued expenses and other liabilities	(88,103)
Net Cash Provided in Operating and Investing Activities	11,339,103
Cash Flows From Financing Activities:
Distributions to common shareholders	(7,917,394)
Net decrease in reverse repurchase agreements	(11,246,181)
Proceeds from borrowings	7,867,873
Payments made on borrowings	(401,832)
Net Cash Used by Financing Activities	(11,697,534)
Net decrease in cash	(358,431)
Cash at Beginning of Period	2,052,101
Cash at End of Period (including restricted cash)	$1,693,670
Supplemental Disclosure of Cash Flow Information: Cash paid during the period for interest	$645,242
Supplemental Disclosure of Non Cash Financing Activity: Dividend reinvestment	$708,064
Supplemental Disclosure of Non Cash Operating Activity: Options assigned during the period	$456,282
Supplemental Disclosure of Non Cash Operating Activity: Additional principal received on payment-in-kind bonds	$30,836

See notes to financial statements.

24 l Semiannual Report l November 30, 2011

GOF l Guggenheim Strategic Opportunities Fund

Financial Highlights l

	For the					For the Period
	Six Months Ended		For the	For the	For the	July 27, 2007*
Per share operating performance	November 30, 2011		Year Ended	Year Ended	Year Ended	through
for a common share outstanding throughout the period	(unaudited)		May 31, 2011	May 31, 2010	May 31, 2009	May 31, 2008
Net asset value, beginning of period	$20.11		$17.56	$12.42	$17.52	$19.10	(b)
Income from investment operations
Net investment income(a)	0.95		1.94	1.76	1.06	0.79
Net realized and unrealized gain (loss) on investments, options, futures, swaps
and unfunded commitments	(1.65)		2.49	5.23	(4.31)	(0.99)
Total from investment operations	(0.70)		4.43	6.99	(3.25)	(0.20)
Common share offering expenses charged to paid-in-capital	–		–	–	–	(0.04)
Distributions to Common Shareholders
From and in excess of net investment income	(0.92)		(1.88)	(1.85)	(1.36)	(0.98)
Return of capital	–		–	–	(0.49)	(0.36)
Total distributions	(0.92)		(1.88)	(1.85)	(1.85)	(1.34)
Net asset value, end of period	$18.49		$20.11	$17.56	$12.42	$17.52
Market value, end of period	$20.23		$22.32	$17.46	$11.53	$16.78
Total investment return (c)
Net asset value	-3.46%		26.14%	59.06%	-18.37%	-1.40%
Market value	-4.96%		40.85%	70.37%	-19.51%	-9.41%
Ratios and supplemental data
Net assets, applicable to common shareholders, end of period (thousands)	$172,988		$187,333	$161,783	$113,076	$159,509
Ratios to Average Net Assets applicable to Common Shares:
Total expenses, excluding interest expense (d)	1.82	%(e)	1.85%	1.98%	2.06%	1.72	%(e)
Total expenses, including interest expense (d)	2.64	%(e)	2.69%	2.97%	3.25%	3.36	%(e)
Net investment income, including interest expense	9.99	%(e)	10.20%	11.30%	7.84%	5.08	%(e)
Portfolio turnover (f)	40%		64%	67%	58%	210%
Senior Indebtedness
Total Borrowings outstanding (in thousands)	$76,890		$80,670	$69,117	$31,085	$76,016
Asset coverage per $1,000 of indebtedness (g)	$3,250		$3,322	$3,341	$4,638	$3,098

*	Commencement of operations.
(a)	Based on average shares outstanding during the period.
(b)	Before deduction of offering expenses charged to capital.
(c)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund's Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(d)
The ratios of total expenses to average net assets applicable to common shares do not reflect fees and expenses incurred indirectly by the Fund as a result of its investment in shares of other investment companies. If these fees were included in the expense ratios, the expense ratios would increase by 0.02% for the six months ended November 30, 2011, 0.03% for the year ended May 31, 2011, 0.05% for the year ended May 31, 2010, 0.08% for the year ended May 31, 2009, and 0.04% for the period ended May 31, 2008.

(e)	Annualized.
(f)	Portfolio turnover is not annualized for periods of less than one year.
(g)	Calculated by subtracting the Fund's total liabilities (not including the borrowings) from the Fund's total assets and dividing by the total borrowings.

See notes to financial statements.

Semiannual Report l November 30, 2011 l 25

GOF l Guggenheim Strategic Opportunities Fund

Notes to Financial Statements l November 30, 2011 (unaudited)

Note 1 – Organization:

Guggenheim Strategic Opportunities Fund (the “Fund”) was organized as a Delaware statutory trust on November 13, 2006. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”).

The Fund’s primary investment objective is to maximize total return through a combination of current income and capital appreciation.

Note 2 – Accounting Policies:

The preparation of the financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Fund.

(a) Valuation of Investments

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over-the-counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price. Preferred stocks are valued at their sales price as of the close of the exchange on which they are traded. Preferred stocks for which the last sales price is not available are valued at the last available bid price. Debt securities (including asset-backed securities, collateralized mortgage obligations and term loans) are valued at the last available bid price. If bids are not available, debt securities are estimated using valuation models that incorporate market data that may include assumptions relating to current yields, timing of cash flows, dealer quotes, prepayment risk, value of underlying collateral, general market conditions, liquidity and prices of other debt securities with comparable coupon rates, maturities/duration, and credit quality. Municipal bonds are valued at the last available bid price for such securities or, if such prices are not available, at priced for securities of comparable maturity, quality and type. Foreign securities are translated from the local currency into U.S. dollars using the current exchange rate. The Fund’s securities that are primarily traded in foreign markets may be traded in such markets on days that the NYSE is closed. As a result, the net asset value of the Fund may be significantly affected on days when holders of common shares have no ability to trade common shares on the NYSE. Exchange traded funds are valued at the last sales price or official closing price on the exchange where the security is principally traded. Investment companies are valued at the last available closing price. The Fund values exchange-traded options and other derivative contracts at the mean of the best bid and asked prices at the close on those exchanges on which they are traded. Swaps are valued daily by independent pricing services or dealers using the mid price. Short-term securities with remaining maturities of 60 days or less, at the time of purchase, are valued at amortized cost, which approximates market value. The Fund values money market funds at net asset value.

For fixed income securities, fair valuations may include input from Guggenheim Partners Asset Management, LLC (“GPAM”) utilizing a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity, rating, indications of value from security dealers, evaluations of anticipated cash flows or collateral, spread over treasuries, and other information and analysis. GPAM also uses third party service providers to model certain securities using cash flow models to represent a fair market value.

For those securities where quotations or prices are not available, the valuations are determined in accordance with procedures established in good faith by management and approved by the Board of Trustees. Valuations in accordance with these procedures are intended to reflect each security’s (or asset’s) “fair value.” Such “fair value” is the amount that the Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination should be based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

The Fund has elected to value the Term Asset-Backed Securities Loan Facility (“TALF loan”) using the fair value option, as permitted by GAAP, to mitigate the volatility in net assets caused by measuring related assets and liabilities differently. The fair value option requires that the TALF loan be marked-to-market giving consideration to relevant market factors, including changes in the market value of the pledged collateral. At November 30, 2011, the pledged collateral exceeded the value of the TALF loan.

The Fund values Level 1 securities using readily available market quotations in active markets. The Fund values Level 2 fixed income securities using independent pricing providers who employ matrix pricing models utilizing market prices, broker quotes and prices of securities with comparable maturities and qualities. In addition, the Fund values certain Level 2 fixed income securities using broker quotes. The Fund values Level 2 equity securities using various observable market inputs in accordance with procedures established in good faith by management and approved by the Board of Trustees as described above.

The fair value estimates for the Fund’s Level 3 securities are determined in accordance with procedures established in good faith by management and approved by the Board of Trustees. There were various factors considered in reaching fair value determination including, but not limited to, the following: the type of security and public information obtained from the issuer.

26 l Semiannual Report l November 30, 2011

GOF l Guggenheim Strategic Opportunities Fund l Notes to Financial Statements (unaudited) continued

The following table represents the Fund’s investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy at November 30, 2011.

Description
(value in $000s)	Level 1	Level 2		Level 3	Total
Assets:
Corporate Bonds	$–	$83,241		$–	$83,241
Asset Backed Securities	–	82,998		–	82,998
Collateralized Mortgage Obligations	–	33,443		–	33,443
Term Loans	–	6,938		516	7,454
Common Stocks	–	–		125	125
Preferred Stocks
Banks	2,013	–		–	2,013
Diversified Financial Services	–	522		–	522
Insurance	464	–		–	464
Telecommunications	–	1,114		–	1,114
Transportation	1,058	–		–	1,058
Exchange-Traded Funds	32,177	–		–	32,177
Exchange-Traded Notes	144	–		–	144
Warrants	–	–	*	–	–	*
Money Market Fund	2,566	–		–	2,566
Interest Rate Swaps	–	1,206		–	1,206
Total	$38,422	$209,462		$641	$248,525
Liabilities:
Credit Default Swaps	$–	$1,104		$–	$1,104
TALF Loan	–	10,619		–	10,619
Options Written	812	–		–	812
Unfunded Commitments	–	112		–	112
Total	$812	$11,835		$–	$12,647
* Market value is less than minimum amount disclosed.

There were no transfers between Level 1 and Level 2 during the six months ended November 30, 2011. There was a transfer, in the amount of $515,750, from Level 2 to Level 3 during the six months ended November 30, 2011. The transfer from Level 2 to Level 3 occurred due to the reorganization of the Deb Store Holdings Term Loan.

The following table presents the activity for the Fund’s investments measured at fair value using significant unobservable inputs (Level 3 valuations) for the six months ended November 30, 2011.

Beginning Balance at 5/31/11
Common Stock	$ –
Term Loans	–
Total Realized Gain/Loss	–
Change in Unrealized Gain/Loss	–
Net Purchases
Common Stock	125
Term Loans	–
Sales	–
Transfers In
Common Stock	–
Term Loans	516
Transfers Out	–
Ending Balance at 11/30/11
Common Stock	125
Term Loans	516
Total Level 3 holdings	$641

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Paydown gains and losses on mortgage and asset-backed securities are treated as an adjustment to interest income. For the six months ended November 30, 2011, the Fund recognized an increase of interest income and a decrease of net realized gain of $1,817,193. This reclassification is reflected on the Statement of Operations and had no effect on the net asset value of the Fund. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts on debt securities purchased area accreted to interest income over the lives of the respective securities using the effective interest method. Premiums on debt securities purchased are amortized to interest income up to the next call date of the respective securities using the effective interest method.

(c) Restricted Cash

A portion of cash on hand is pledged with a broker for current or potential holdings, which includes options, swaps and securities purchased on a when issued or delayed delivery basis.

(d) Swaps

A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into swap agreements to manage its exposure to interest rates and/or credit risk or to generate income. The swaps are valued daily at current market value and any unrealized gain or loss is included in the Statement of Assets and Liabilities. Gain or loss is realized on the termination date of the swap and is equal to the difference between the Fund’s basis in the swap and the proceeds of the closing transaction, including any fees. During the period that the swap agreement is open, the Fund may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement. The swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Upon termination of a swap agreement, a payable to or receivable from swap counterparty is established on the Statement of Assets and Liabilities to reflect the net gain/loss, including interest income/expense, on terminated swap positions. The line item is removed upon settlement according to the terms of the swap agreement.

Realized gain (loss) upon termination of swap contracts is recorded on the Statement of Operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation (depreciation) of swap contracts. Net periodic payments received by the Fund are included as part of realized gain (loss) and, in the case of accruals for periodic payments, are included as part of unrealized appreciation (depreciation) on the Statement of Operations.

(e) Covered Call Options

The Fund will pursue its primary objective by employing an option strategy of writing (selling) covered call options on equity securities and indices. The Fund seeks to generate current gains from option premiums as a means to enhance distributions payable to the Fund’s common shareholders.

When an option is written, the premium received is recorded as an asset with an equal liability and is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written on the Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If an option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss.

Semiannual Report l November 30, 2011 l 27

GOF l Guggenheim Strategic Opportunities Fund l Notes to Financial Statements (unaudited) continued

(f) Currency Translation

Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and asked price of respective exchange rates on the last day of the period. Purchases and sales of investments denominated in foreign currencies are translated at the mean of the bid and asked price of respective exchange rates on the date of the transaction.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Foreign exchange realized gain or loss resulting from holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends or interest actually received compared to the amount shown in a Fund’s accounting records on the date of receipt is shown as net realized gains or losses on foreign currency transactions on the Fund’s Statement of Operations.

Foreign exchange unrealized gain or loss on assets and liabilities, other than investments, is shown as unrealized appreciation (depreciation) on foreign currency translation on the Fund’s Statement of Operations. There were no foreign currency gains or losses for the six months ended November 30, 2011.

(g) Distributions to Shareholders

The Fund declares and pays monthly dividends to common shareholders. These dividends consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains. To the extent distributions exceed net investment income, the excess will be deemed a return of capital. Any net realized long-term capital gains are distributed annually to common shareholders.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

(h) Recent Accounting Pronouncements

On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued ASU 2011-04, modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective by the FASB and IASB is convergence of their guidance on fair value measurements and disclosures.

Specifically, the ASU requires reporting entities to disclose (i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, (ii) for Level 3 fair value measurements, quantitative information about significant unobservable inputs used, (iii) a description of the valuation processes used by the reporting entity and, (iv) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of the ASU is for interim and annual periods beginning after December 15, 2011, and is therefore not effective for the current fiscal year. Guggenheim Funds Investment Advisors, LLC (the “Adviser”) is in the process of assessing the impact of the updated standards on the Fund’s financial statements.

Note 3 – Investment Advisory Agreement, Sub-Advisory Agreement and Other Agreements:

Pursuant to an Investment Advisory Agreement (the “Agreement”) between the Fund and the Adviser, the Adviser furnishes offices, necessary facilities and equipment, provides administrative services, oversees the activities of GPAM, provides personnel including certain officers required for the Fund’s administrative management and compensates the officers or trustees of the Fund who are affiliates of the Adviser. As compensation for these services, the Fund pays the Adviser a fee, payable monthly, in an amount equal to 1.00% of the Fund’s average daily managed assets (net assets applicable to common shareholders plus any assets attributable to financial leverage).

Pursuant to a Sub-Advisory Agreement (the “Sub-Advisory Agreement”) among the Fund, the Adviser and GPAM, GPAM under the supervision of the Fund’s Board of Trustees and the Adviser, provides a continuous investment program for the Fund’s portfolio, provides investment research, makes and executes recommendations for the purchase and sale of securities and provides certain facilities and personnel, including certain officers required for its administrative management and pays the compensation of all officers and trustees of the Fund who are GPAM’s affiliates. As compensation for its services, the Adviser pays GPAM a fee, payable monthly, in an annual amount equal to 0.50% of the Fund’s average daily managed assets.

Certain officers and trustees of the Fund may also be officers, directors and/or employees of the Adviser or GPAM. The Fund does not compensate its officers or trustees who are officers, directors and/or employees of the aforementioned firms.

Under a separate Fund Administration agreement, the Adviser provides fund administration services to the Fund. As compensation for services performed under the Administration Agreement, the Adviser receives a fund administration fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund.

Managed Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%

For the six months ended November 30, 2011, the Fund recognized expenses of $32,825 for these services.

The Bank of New York Mellon (“BNY”) acts as the Fund’s custodian and accounting agent. As custodian, BNY is responsible for the custody of the Fund’s assets. As accounting agent, BNY is responsible for maintaining the books and records of the Fund’s securities and cash.

Note 4 – Federal Income Taxes:

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

28 l Semiannual Report l November 30, 2011

GOF l Guggenheim Strategic Opportunities Fund l Notes to Financial Statements (unaudited) continued

Information on the components of investments, excluding purchased and written options, and net assets as of November 30, 2011, is as follows:

			Net Tax	Net Tax
Cost of	Gross Tax	Gross Tax	Unrealized	Unrealized
Investments for	Unrealized	Unrealized	Appreciation	Appreciation
Tax Purposes	Appreciation	Depreciation	on Investments	on Derivatives
$246,906,731	$12,502,442	$(12,090,104)	$412,338	$127,901

Tax components of the following balances as of May 31, 2011, (the most recent fiscal year end for federal income tax purposes) are as follows:

Undistributed
Ordinary	Undistributed
Income/	Long-Term Gains/
(Accumulated	(Accumulated
Ordinary Loss)	Capital Loss)
$1,633,361	$ –

The differences between book basis and tax basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales.

For the year ended May 31, 2011, (the most recent fiscal year end for federal income tax purpose) the tax character of distributions paid to common shareholders as reflected in the Statement of Changes in Net Assets was as follows:

Distributions paid from	2011
Ordinary Income	$17,370,509

For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Uncertain tax positions are tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns that would not meet a more-likely-than-not threshold of being sustained by the applicable tax authority and would be recorded as a tax expense in the current year. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 5 – Investments in Securities:

During the six months ended November 30, 2011, the cost of purchases and proceeds from sales of investments, excluding written options and short-term investments were $105,828,756 and $107,636,362, respectively.

Note 6 – Derivatives:
(a) Covered Call Option

An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put).

There are several risks associated with transactions in options on securities. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

The Fund entered into written option contracts during the six months ended November 30, 2011.

Details of the transactions were as follows:
	Number of Contracts	Premiums Received
Options outstanding, beginning of the period	3,909	$ 383,942
Options written during the period	26,907	4,519,673
Options expired during the period	(11,349)	(1,411,150)
Options closed during the period	(10,737)	(2,198,856)
Options assigned during the period	(3,072)	(456,282)
Options outstanding, end of period	5,658	$ 837,327

(b) Swaps

Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party (the “Counterparty”) based on the change in market value or level of a specified rate, index or asset. In return, the Counterparty agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, the Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of each Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or highly liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Fund’s custodian bank.

The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association Master Agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each Counterparty, typically contain provisions allowing, absent other considerations, a Counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund does not meet certain collateral requirements or the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre determined floor. With respect to certain counterparties, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the Fund’s Statement of Assets and Liabilities in Restricted Cash. Collateral pledged by the Fund is segregated by the Fund’s custodian and is identified in the Fund’s Portfolio of Investments. Collateral can be in the form of cash or securities as agreed to by the Fund and the applicable Counterparty. Collateral requirements are determined based on the Fund’s net position with each Counterparty. The ISDA agreements also contain provisions, absent other conditions, for the Fund to exercise rights, to the extent not otherwise waived, against counterparties (i.e. decline in a Counterparty’s credit rating below a specified level). Such rights for both the Counterparty and the Fund often include the ability to terminate (i.e., close out) open contracts at prices which may favor the Counterparty, which could have an adverse effect on the Fund. The ISDA agreements with certain counterparties allow the Fund and Counterparty to offset certain derivative instruments’ payables or receivables with collateral posted to a segregated custody account.

Semiannual Report l November 30, 2011 l 29

GOF l Guggenheim Strategic Opportunities Fund l Notes to Financial Statements (unaudited) continued

Credit default swap transactions involve the Fund’s agreement to exchange the credit risk of an issuer. A buyer of a credit default swap is said to buy protection by paying periodic fees in return for a contingent payment from the seller if the issuer has a credit event such as bankruptcy, a failure to pay outstanding obligations or deteriorating credit while the swap is outstanding. A seller of a credit default swap is said to sell protection and thus collects the periodic fees and profits if the credit of the issuer remains stable or improves while the swap is outstanding but the seller in a credit default swap contract would be required to pay an agreed upon amount, which approximates the notional amount of the swap, to the buyer in the event of an adverse credit event of the issuer.

The Fund entered into credit default swap agreements during the six months ended November 30, 2011, to potentially enhance return. Details of the swap agreements outstanding as of November 30, 2011, are as follows:

Credit Default Swap Agreements
				Implied Credit			Upfront
				Spread at		Receiving	Premium	Unrealized
		Buy/Sell	Termination	November 30,	Notional	Fixed	Received	Appreciation/
Counterparty	Reference Entity	Protection	Date	2011 (2)	Amount (000s)	Rate	(Paid)	(Depreciation)
Basket of distinct
Goldman Sachs(1)	corporate entities	Sell	09/20/14	16.09%	$3,000	1.180%	$ –	$ (1,104,416)

Interest Rate Swap Agreements
					Unrealized Appreciation/
Counterparty	Floating Rate	Termination Date	Notional Amount (000s)	Receive Fixed Rate	(Depreciation)
Goldman Sachs (3)	3 Month LIBOR	01/04/38	$10,000	5.675%	$726,190
Goldman Sachs (3)	3 Month LIBOR	07/07/38	5,000	5.753	407,736
Goldman Sachs (3)	3 Month LIBOR	01/12/15	5,000	3.095	72,591
					$1,206,517
Total Unrealized Appreciation for Swap Agreements					$102,101

(1)
The Fund receives a fixed rate based upon the notional amount of $3 million and if a defined credit event occurs, pays cumulative losses in excess of a stated percentage on an underlying basket of distinct corporate entities with an aggregate notional value of $3 billion. The maximum loss exposure is $3 million.

(2)
Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundless and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

(3)	The Fund pays the floating rate and receives the fixed rate.

(c) Summary of Derivatives Information

The Fund is required by GAAP to disclose: a) how and why a fund uses derivative instruments, b) how derivatives instruments and related hedge fund items are accounted for, and c) how derivative instruments and related hedge items affect a fund’s financial position, results of operations and cash flows.

The following table presents the types of derivatives in the Fund by location as presented on the Statement of Assets Liabilities at November 30, 2011.

	Statement of Asset and Liability Presentation of Fair Values of Derivative Instruments:
(value in $000s)
	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity risk	Unrealized appreciation on swaps	$ –	Options Written	$ 812
Interest rate risk	Unrealized appreciation on swaps	1,206	Unrealized depreciation on swaps	–
Credit risk	Unrealized appreciation on swaps	–	Unrealized depreciation on swaps	1,104
Total		$1,206		$1,916

The following table presents the effect of Derivatives Instruments on the Statement of Operations for the six months ended November 30, 2011.

Effect of Derivative Instruments on the Statement of Operations:
(value in $000s)
Amount of Realized Gain (Loss) on Derivatives
Derivatives not accounted for as hedging instruments	Options	Swaps	Total
Equity risk	$2,085	$ –	$2,085
Interest rate risk	–	698	698
Credit risk	–	18	18
Total	$2,085	$716	$2,801

30 l Semiannual Report l November 30, 2011

GOF l Guggenheim Strategic Opportunities Fund l Notes to Financial Statements (unaudited) continued

Unrealized Appreciation (Depreciation) on Derivatives
Derivatives not accounted for as hedging instruments	Options	Swaps	Total
Equity risk	$51	$ –	$ 51
Interest rate risk	–	(279)	(279)
Credit risk	–	(552)	(552)
Total	$51	$(831)	$(780)

Derivative notional amounts and values as of November 30, 2011 are indicative of the volume of the Fund’s derivatives over the reporting year.

Note 7 – Leverage:
Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements as part of its financial leverage strategy. Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time and price, which reflects an interest payment. Such agreements are considered to be borrowings under the 1940 Act. The Fund may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the instruments transferred to another party or the instruments in which the proceeds may be invested would affect the market value of the Fund’s assets. As a result, such transactions may increase fluctuations in the market value of the Fund’s assets. For the six months ended November 30, 2011, the average daily balance for which reverse repurchase agreements were outstanding amounted to $40,066,439. The average interest rate was 1.85%. At November 30, 2011, there was $36,372,332 in reverse repurchase agreements outstanding. The total amount segregated in connection with the outstanding reverse repurchase agreements was $56,336,370.

At November 30, 2011, the Fund had outstanding reverse repurchase agreements with various counterparties. Details of the reverse repurchase agreements by counterparty are as follows:

	Range of	Range of
Counterparty	Interest Rates	Maturity Dates	Face Value
Banc of America Securities LLC	1.96% - 2.25%	12/07/11 - 02/16/12	$3,377,250
Barclays Capital, Inc.	1.05% - 2.25%	12/08/11 - 04/04/12	13,573,077
Citigroup, Inc.	1.81% - 2.15%	12/02/11 - 12/08/11	2,473,799
Credit Suisse Securities LLC	1.50% - 1.65%	01/05/12 - 02/07/12	2,825,821
Deutsche Bank Securities, Inc.	2.95%	02/10/12	1,056,000
Goldman Sachs & Co.	2.25%	02/14/12	223,004
Greenwich Capital Markets, Inc.	1.75% - 2.00%	12/13/11 - 2/27/12	9,433,081
Morgan Stanley & Co., Inc.	1.20% - 1.55%	12/14/11 - 02/06/12	3,410,300
			$36,372,332

Borrowings

On November 20, 2008, the Fund entered into a $30,000,000 credit facility agreement with BNP Paribas. Interest on the amount borrowed is based on the 3-month LIBOR plus 0.85%. An unused commitment fee of 0.75% is charged on the difference between the $30,000,000 credit facility and the amount borrowed. At November 30, 2011, there was $29,898,955 outstanding in connection with the Fund’s credit facility. The average daily amount of borrowings on the credit facility during the six months ended November 30, 2011, was $25,848,205 with a related average interest rate of 1.23%. The maximum amount outstanding during the six months ended November 30, 2011 was $29,898,955.

As of November 30, 2011, the total amount segregated in connection with borrowings was $56,697,280.

The credit facility agreement governing the loan facility includes usual and customary covenants. These covenants impose on the Fund asset coverage requirements, collateral requirements, investment strategy requirements, and certain financial obligations. These covenants place limits or restrictions on the Fund’s ability to (i) enter into additional indebtedness with a party other than the lender, (ii) change its fundamental investment policy, or (iii) pledge to any other party, other than to the lender, securities owned or held by the Fund over which BNP has a lien. In addition, the Fund is required to deliver financial information to the lender within established deadlines, maintain an asset coverage ratio (as defined in Section 18(g) of the 1940 Act) greater than 300%, comply with the rules of the stock exchange on which its shares are listed, and maintain its classification as a “closed-end company” as defined in the 1940 Act.

TALF Program

The Fund may invest a portion of its total assets through participation in the Term Asset-Backed Securities Loan Facility program (the “TALF program”), a program developed by the Board of Governors of the Federal Reserve System and the U.S. Department of the Treasury and operated by the Federal Reserve Bank of New York (“FRBNY”). Under the TALF program, the FRBNY may provide loans to the Fund to purchase certain investment-grade, asset-backed securities which must be backed by auto loans, student loans, credit card loans, small business loans or certain commercial mortgage-backed securities (“Eligible Securities”).

Per the terms of the TALF Program, the FRBNY lends to each borrower an amount equal to the lesser of par or market value of the Eligible Securities pledged as collateral minus a percentage of the par or market value of the Eligible Securities. The Fund pledges Eligible Securities as collateral for a TALF Program loan, which consist of securities that the Fund currently owns or securities that the Fund purchases with the loan proceeds. Loans acquired through the TALF Program may be prepaid at the option of the Fund without any prepayment penalty, and the Fund may satisfy its loan obligation in full at any time by surrendering the Eligible Securities pledged by the Fund to the FRBNY. The TALF program loans are non-recourse. If the Fund does not repay the loan, or if the Eligible Securities pledged by the Fund lose some or all of their value, under the terms of the TALF Program the FRBNY may enforce its rights only against the Eligible Securities pledged as collateral by the Fund and not against any other assets of the Fund.

The Fund is charged interest based on the terms of each loan and the type of Eligible Securities pledged as collateral by the Fund. During the six months ended November 30, 2011, the Fund paid $204,896 of interest expense, which is included in Interest expense on the Statement of Operations.

As of November 30, 2011, borrowings under the TALF Program represent 4.2% of the Fund’s total assets.

Semiannual Report l November 30, 2011 l 31

GOF l Guggenheim Strategic Opportunities Fund l Notes to Financial Statements (unaudited) continued

Details of the TALF loan outstanding at November 30, 2011, are as follows:

Loan
Principal	Loan	Collateral
Amount	Type	Description
$10,618,934	Commercial Mortgage Obligation	Commercial Mortgage Pass Through Certificates

Loan	Loan
Interest	Maturity	Loan	Collateral
Rate	Date	Value	Value
3.796%	9/25/14	$10,618,934	$14,801,603

Note 8 – Loan Commitments

Pursuant to the terms of certain Term Loan agreements, the Fund held unfunded loan commitments of as of November 30, 2011. The Fund is obligated to fund these loan commitments at the borrower’s discretion. The Fund intends to reserve against such contingent obligations by designating cash, liquid securities, and liquid term loans as a reserve. As of November 30, 2011, the total amount segregated in connection with unfunded commitments was $8,503,243. The unrealized depreciation on these commitments of $112,224 as of November 30, 2011 is reported as “Unrealized depreciation on unfunded commitments” on the Statement of Assets and Liabilities.

At November 30, 2011, the Fund had the following unfunded loan commitments which could be extended at the option of the borrower:

		Unrealized
	Principal	Appreciation/
Borrower	Amount	(Depreciation)
99 Cents Only Stores	$1,000,000	$–
PPDI	750,000	–
PTS Catalent	650,000	(48,224)
ServiceMaster Revolver	800,000	(64,000)
Superior Energy	500,000	–
	$3,700,000	$(112,224)

Note 9 – Capital:
Common Shares

The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 9,354,186 issued and outstanding.

Transactions in common shares were as follows:
	Six Months Ended	Year Ended
	November 30, 2011	May 31, 2011
Beginning Shares	9,317,708	9,215,636
Shares issued through dividend reinvestment	36,478	102,072
Ending Shares	9,354,186	9,317,708

Note 10 – Indemnifications:

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would require future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 11 – Subsequent Event:

The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require disclosure in the Fund’s financial statements, except as noted below.

On December 1, 2011, the Fund declared a monthly dividend to common shareholders of $0.154 per common share. The dividend was payable on December 30, 2011, to shareholders of record on December 15, 2011.

On January 3, 2012, the Fund declared a monthly dividend to common shareholders of $0.154 per common share. The dividend was payable on January 31, 2011, to shareholders of record on January 13, 2011.

On April 8, 2011, the Fund’s shelf registration statement allowing for delayed or continuous offering of additional shares became effective. The shelf registration statement allows for the issuance of up to $100,000,000 of common shares. On December 16, 2011, the Fund entered into an at-the-market offering sales agreement with the Advisor and Cantor Fitzgerald & Co. to offer and sell common shares, from time to time, through Cantor Fitzgerald & Co. as agent for the Fund.

32 l Semiannual Report l November 30, 2011

GOF l Guggenheim Strategic Opportunities Fund

Supplemental Information l (unaudited)

Federal Income Tax Information

In January 2012, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2011.

Trustees
The Trustees of the Guggenheim Strategic Opportunities Fund and their principal occupations during the past five years:

Number of
Portfolios
in the
Name, Address*, Year	Term of Office**	Principal Occupations during	Fund Complex***
of Birth and Position(s)	and Length of	the Past Five Years and	Overseen	Other Directorships
Held with Registrant	Time Served	Other Affiliations	by Trustee	Held by Trustee
Independent Trustees:
Randall C. Barnes	Since 2007	Private Investor (2001-present). Formerly, Senior Vice President &	56	None.
Year of Birth: 1951		Treasurer, PepsiCo., Inc. (1993-1997), President, Pizza Hut
Trustee		International (1991-1993) and Senior Vice President, Strategic Planning
and New Business Development of PepsiCo, Inc. (1987-1990).
Roman Friedrich III	Since 2010	Founder and President of Roman Friedrich & Company, Ltd. a mining	50	Director, Axion Gold and Silver Corp.
Year of birth: 1946		and metals investment bank (1998-present). Advisory Board Member		(2011-present), Windstorm Resources, Inc.
Trustee		of McNicoll, Lewis & Vlak, an investment bank and institutional		(2011-present), Zincore Metals, Inc.
		broker-dealer specializing in capital intensive industries such as energy,		(2009-present).
metals and mining (2010-present).
Robert B. Karn III	Since 2010	Consultant (1998-present). Previously, Managing Partner, Financial	50	Director of Peabody Energy Company
Year of birth: 1942		and Economic Consulting, St. Louis office of Arthur Andersen, LLP.		(2003 – present), GP Natural Resource
Trustee				Partners LLC (2002 – present).
Ronald A. Nyberg	Since 2007	Partner of Nyberg & Cassioppi, LLC, a law firm specializing in corporate	58	None.
Year of birth: 1953		law, estate planning and business transactions (2000-present).
Trustee		Formerly, Executive Vice President, General Counsel and Corporate
Secretary of Van Kampen Investments (1982-1999).
Ronald E. Toupin, Jr.	Since 2007	Portfolio Consultant (2010-present). Formerly, Vice President, Manager	55	Trustee, Bennett Group of Funds
Year of birth: 1958		and Portfolio Manager of Nuveen Asset Management (1998-1999),		(2011-present).
Trustee		Vice President of Nuveen Investment Advisory Corp. (1992-1999),
Vice President and Manager of Nuveen Unit Investment Trusts (1991-
1999), and Assistant Vice President and Portfolio Manager of Nuveen
Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).
Interested Trustee:
Kevin M. Robinson†	Since 2009	Senior Managing Director and General Counsel of Guggenheim Funds	2	None.
Year of Birth: 1959		Investment Advisors, LLC, Guggenheim Funds Distributors, Inc. and
Trustee, Chief Executive		Guggenheim Funds Services Group, Inc. (2007-present). Chief Legal
Officer and Chief		Officer and Chief Executive Officer of certain other funds in the Fund
Legal Officer		Complex. Formerly, Associate General Counsel and Assistant Corporate Secretary of NYSE Euronext, Inc. (2000-2007).

*	Address for all Trustees unless otherwise noted: 2455 Corporate West Drive, Lisle, IL 60532
**	After a Trustee’s initial term, each Trustee is expected to serve a two-year term concurrent with the class of Trustees for which he serves:

—Messrs. Barnes, Friedrich and Robinson, as class I Trustees, are expected to stand for re-election at the Fund’s annual meeting of shareholders for the fiscal year ended May 31, 2012.
—Messrs. Karn, Nyberg and Toupin, as class II Trustees, are expected to stand for re-election at the Fund’s annual meeting of shareholders for the fiscal year ended May 31, 2013.

***
The Guggenheim Funds Fund Complex consists of U.S. registered investment companies advised or serviced by Guggenheim Funds Investment Advisors, LLC or Guggenheim Funds Distributors, Inc. The Guggenheim Funds Fund Complex is overseen by multiple Boards of Trustees.

†
Mr. Robinson is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Guggenheim Funds Investment Advisors, LLC, the Fund’s Adviser.

Semiannual Report l November 30, 2011 l 33

GOF l Guggenheim Strategic Opportunities Fund l Supplemental Information (unaudited) continued

Officers

The officers of the Guggenheim Strategic Opportunities Fund and their principal occupations during the past five years:

Name, Address*, Year	Term of Office**
of Birth and Position(s)	and Length of	Principal Occupations During the Past Five Years
Held with Registrant	Time Served	and Other Affiliations
Kevin M. Robinson	Since 2010	Senior Managing Director and General Counsel of Guggenheim Funds Investment Advisors, LLC, Guggenheim Funds
Year of Birth: 1959		Distributors, Inc. and Guggenheim Funds Services Group, Inc. (2007-present). Chief Legal Officer and Chief Executive
Chief Executive Officer		Officer of certain other funds in the Fund Complex. Formerly, Associate General Counsel and Assistant Corporate
and Chief Legal Officer		Secretary of NYSE Euronext, Inc. (2000-2007).
John Sullivan	Since 2011	Senior Managing Director of Guggenheim Funds Investment Advisors, LLC and Guggenheim Funds Distributors, Inc.
Year of Birth: 1955		(2010-present). Chief Accounting Officer, Chief Financial Officer and Treasurer of certain other funds in the Fund
Chief Accounting Officer,		Complex. Formerly, Chief Compliance Officer, Van Kampen Funds (2004–2010).
Chief Financial Officer
and Treasurer
Bruce Saxon	Since 2007	Vice President, Fund Compliance Officer of Guggenheim Funds Services Group, Inc. (2006-present). Chief Compliance
Year of birth: 1957		Officer of certain other funds in the Fund Complex. Formerly, Chief Compliance Officer/Assistant Secretary of Harris
Chief Compliance Officer		Investment Management, Inc. (2003-2006). Director-Compliance of Harrisdirect LLC (1999-2003).
Mark E. Mathiasen	Since 2008	Vice President; Assistant General Counsel of Guggenheim Funds Services Group, Inc. (2007-present). Secretary of
Year of birth: 1978		certain funds in the Fund Complex. Previously, Law Clerk, Idaho State Courts (2003-2006).
Secretary

*	Address for all Officers: 2455 Corporate West Drive, Lisle, IL 60532
**	Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

34 l Semiannual Report l November 30, 2011

GOF l Guggenheim Strategic Opportunities Fund

Dividend Reinvestment Plan l

Unless the registered owner of common shares elects to receive cash by contacting the Plan Administrator, all dividends declared on common shares of the Fund will be automatically reinvested by Computershare Shareowner Services LLC (the “Plan Administrator”), Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Shareowner Services LLC, P.O. Box 358015, Pittsburgh, PA 15252-8015; Attention: Shareholder Services Department, Phone Number: (866) 488-3559.

Semiannual Report l November 30, 2011 l 35

This Page Intentionally Left Blank.

This Page Intentionally Left Blank.

This Page Intentionally Left Blank.

GOF l Guggenheim Strategic Opportunities Fund

Fund Information l

Board of Trustees	Officers	Investment Adviser and
Randall C. Barnes	Kevin M. Robinson	Administrator
	Chief Executive Officer and	Guggenheim Funds Investment
Roman Friedrich III	Chief Legal Officer	Advisors, LLC
Lisle, Illinois
Robert B. Karn III	John Sullivan
Ronald A. Nyberg	Chief Financial Officer,	Investment Sub-Adviser
	Chief Accounting Officer,	Guggenheim Partners Asset
Ronald E. Toupin, Jr.	and Treasurer	Management, LLC
Santa Monica, California
Kevin M. Robinson*	Bruce Saxon
	Chief Compliance Officer	Accounting Agent and Custodian
* Trustee is an 'interested person" of the Fund as defined		The Bank of New York Mellon
in the Investment Company Act of 1940, as amended.		New York, New York
Mark E. Mathiasen
	Secretary	Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
New York, New York

Independent Registered
Public Accounting Firm
Ernst & Young LLP
Chicago, Illinois

Privacy Principles of the Fund

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about its shareholders to employees of the Fund’s investment advisor and its affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of Guggenheim Strategic Opportunities Fund?

•	If your shares are held in a Brokerage Account, contact your Broker.

•	If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent:

Computershare Shareowner Services LLC, 480 Washington Blvd., Jersey City, NJ 07310; (866) 488-3559.

This report is sent to shareholders of Guggenheim Strategic Opportunities Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by call the Fund at (800)345-7999.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (800)345-7999, by visiting the Fund’s website at www.guggenheimfunds.com/gof or by accessing the Fund’s Form N-PX on the U.S. Securities and Exchange Commission’s (SEC) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by visiting the Fund’s website at www.guggenheimfunds.com/gof. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.sec.gov.

Notice to Shareholders

Notice is hereby give in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund from time to time may purchase shares of its common stock in the open market.

Semiannual Report l November 30, 2011 l 39

GOF l Guggenheim Strategic Opportunities Fund

About the Fund Manager l

Guggenheim Partners Asset Management, LLC

Guggenheim Partners Asset Management, LLC (“GPAM”) is an indirect subsidiary of Guggenheim Partners, LLC, a diversified financial services firm. The firm provides capital markets services, portfolio and risk management expertise, wealth management, and investment advisory services. Clients of Guggenheim Partners, LLC subsidiaries are an elite mix of individuals, family offices, endowments, foundations, insurance companies and other institutions.

Investment Philosophy

GPAM’s investment philosophy is predicated upon the belief that thorough research and independent thought are rewarded with performance that has the potential to outperform benchmark indexes with both lower volatility and lower correlation of returns over time as compared to such benchmark indexes.

Investment Process

GPAM’s investment process is a collaborative effort between various groups including the Portfolio Construction Group, which utilize proprietary portfolio construction and risk modeling tools to determine allocation of assets among a variety of sectors, and its Sector Specialists, who are responsible for security selection within these sectors and for implementing securities transactions, including the structuring of certain securities directly with the issuers or with investment banks and dealers involved in the origination of such securities.

Guggenheim Funds Distributors, Inc.

2455 Corporate West Drive
Lisle, IL 60532
Member FINRA/SIPC
(01/12)

CEF-GOF-SAR-1111

Item 2.  Code of Ethics.

Not applicable for a semi-annual reporting period.

Item 3.  Audit Committee Financial Expert.

Not applicable for a semi-annual reporting period.

Item 4.  Principal Accountant Fees and Services.

Not applicable for a semi-annual reporting period.

Item 5.  Audit Committee of Listed Registrants.

Not applicable for a semi-annual reporting period.

Item 6.  Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for a semi-annual reporting period.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a) Not applicable for a semi-annual reporting period.

(b) There has been no change, as of the date of filing, in any of the Portfolio Managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recent annual report on Form N-CSR.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a)      The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment

Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)      There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)       Not applicable.

(a)(2)       Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) of the Investment Company Act.

(a)(3)       Not applicable.

(b)           Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Guggenheim Strategic Opportunities Fund

By:        /s/ Kevin M. Robinson

Name:    Kevin M. Robinson

Title:      Chief Executive Officer and Chief Legal Officer

Date:      February 3, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:         /s/ Kevin M. Robinson

Name:    Kevin M. Robinson

Title:      Chief Executive Officer and Chief Legal Officer

Date:      February 3, 2012

By:         /s/ John Sullivan

Name:    John Sullivan

Title:      Chief Financial Officer, Chief Accounting Officer and Treasurer

Date:      February 3, 2012